UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21328

SMA Relationship Trust

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management (Americas) Inc.
One North Wacker Drive
Chicago, IL 60606-2807
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1. Reports to Stockholders.

Semiannual Report

SMA Relationship Trust
Series A
Series G
Series M
Series S
Series T
Semiannual Report
June 30, 2011

Table of contents

SMA Relationship Trust—Series A
Letter to shareholders	1
Performance at a glance	6
Industry diversification	8
Portfolio of investments	10

SMA Relationship Trust—Series G
Letter to shareholders	26
Performance at a glance	30
Industry diversification	32
Portfolio of investments	34

SMA Relationship Trust—Series M
Letter to shareholders	40
Performance at a glance	45
Summary of municipal securities by state	46
Portfolio of investments	47

SMA Relationship Trust—Series S
Letter to shareholders	52
Performance at a glance	58
Industry diversification	60
Portfolio of investments	62

SMA Relationship Trust—Series T
Letter to shareholders	68
Performance at a glance	73
Industry diversification	75
Portfolio of investments	77

Explanation of expense disclosure	94

Statement of assets and liabilities	96

Statement of operations	98

Statement of changes in net assets	100

Financial highlights
SMA Relationship Trust—Series A	103
SMA Relationship Trust—Series G	104
SMA Relationship Trust—Series M	105
SMA Relationship Trust—Series S	106
SMA Relationship Trust—Series T	107

Notes to financial statements	108

General information	128

Board approval of investment advisory agreements	129

SMA Relationship Trust—Series A

August 15, 2011

Dear shareholder,
We present you with the semiannual report for Series A (the “Fund”), a series of SMA Relationship Trust, for the six months ended June 30, 2011.

Performance
Over the six month reporting period, the Fund declined 2.69%, compared with the 1.51% return of the BofA Merrill Lynch US Treasury 1-5 Year Index, a return of 5.29% for the MSCI World Free Index (net), and a 2.99% increase in the US Consumer Price Index (CPI). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions and the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 6.)
SMA Relationship Trust—Series A
Investment goal:
To maximize total return, consisting of capital appreciation and current income

Portfolio managers:
Curt Custard, Andreas Koester, Jonathan Davies and Phillip Torres UBS Global Asset Management (Americas) Inc.

Commencement:
April 2, 2008

Dividend payments:
Annually

An interview with the Portfolio Managers
Q.	How would you describe the economic environment during the reporting period?
A.	Looking back, gross domestic product (“GDP”)[1] growth came in at 2.3% during the fourth quarter of 2010. The Commerce Department then reported that first and second quarter 2011 GDP numbers were 0.4% and 1.3%, respectively—reflecting, in part, a slowdown in growth due to tepid consumer and declining government spending.

Despite the economy’s ongoing (albeit moderate) growth, the Federal Reserve (the “Fed”) remained concerned about continued high unemployment levels. As a result, the Fed maintained its highly accommodative monetary policy,

[1]	GDP is the market value of all final goods and services produced within a country in a given period of time.

1

SMA Relationship Trust—Series A

and launched another round of quantitative easing in an attempt to stimulate the economy. The plan (dubbed “QE2”) called for the purchase of an additional $600 billion of longer-term US Treasury securities by the end of the second quarter of 2011.

At its June 2011 meeting, the Fed decided to keep the target range for the federal funds rate at 0 to 1/4 percent, with the intention of promoting “the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.” The Fed further noted that it “continues to anticipate that economic conditions—including low rates of resource utilization and a subdued outlook for inflation over the medium run—are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

At this same meeting, the Fed additionally announced that it would be completing its QE2 plan on schedule at the end of June.

Q.	Which positions had a positive impact on performance during the reporting period?
A.	The Fund’s overweight to risk assets contributed to performance. For example, the Fund had a long position to equities throughout the period. This was rewarded as corporate profits often exceeded expectations and investor risk appetite was generally robust, especially during the first half of the period.

Certain currency strategies were also positive for performance. The Fund’s long position to the Swedish krona was beneficial. The currency appreciated as Sweden’s economic fundamentals were relatively strong and its banking system was not as adversely impacted during the credit crisis. Long positions to Asia ex-Japan currencies also enhanced results as their economies continued to expand at a solid pace.

Finally, security selection in the large cap growth space generated positive performance results.

Q.	Which positions hindered performance during the period?
A.	Several relative value trades detracted from performance. Having long positions to core European countries such as Germany and France, and short positions to peripheral countries such as Spain and Italy, generated negative results. A long position to large cap equities and a short position to small cap equities

2

SMA Relationship Trust—Series A

worked against the Fund, as well. Elsewhere, a preference for European versus US equities was detrimental for performance.

A number of currency strategies hurt the Fund’s performance. For example, the Fund’s short to the euro was not rewarded. Despite the European sovereign debt crisis, the euro strengthened during the period. Additionally, having a short to the strong-performing Australian dollar detracted from performance, as it benefited from rising commodity prices.

Security selection was slightly negative during the reporting period, and produced disappointing results.

Finally, having a short duration position during much of the period was not rewarded, as rates declined across the US yield curve.

Q.	How did the use of derivatives impact the Fund during the reporting period?
A.	During the review period, the Fund used derivatives for risk management purposes and as part of the Fund’s investment strategies to enhance return across markets, securities and currencies. Performance across market allocation and currencies was negatively impacted by the use of derivatives.

Q.	How was the Fund allocated at the end of the reporting period?
A.	Within global equities, the Fund has approximately a 30% long position. We still favor more developed countries, such as the US, and Germany and France in core Europe. Conversely, we feel that valuations of many developing country equity markets are fairly valued.

Within fixed income, the Fund continues to have a long exposure to the investment grade credit markets. We believe that continued economic growth, low defaults and overall strong demand will support these securities. Toward the end of the period, the Fund moved to a long duration position as rates moved up somewhat in late June.

From a currency perspective, we maintain our long positions in Asia ex-Japan and the US dollar, as we find them to be attractively valued on a relative basis. Conversely, we continue to be short the euro and commodity currencies, such as the Australian dollar, as we feel they offer less value at current levels.

3

SMA Relationship Trust—Series A

Q.	What is your outlook for the economy?
A.	The US economy hit a soft patch in the second half of the reporting period, and a number of headwinds could lead to continued muted growth as the year progresses. Unemployment remains stubbornly high, and the housing market continues to search for a bottom. With short-term interest rates already at a historical low, and given the completion of QE2, we believe the Fed may lack the tools to give the economy a much-needed boost. In addition, the issues related to the European sovereign debt crisis could negatively impact consumer confidence and lead to periods of heightened volatility. That said, we feel that the US economy has enough momentum to continue expanding, and we expect core inflation to remain relatively benign. We believe the Fund is appropriately positioned given this environment, and we continue to seek out what we consider to be attractively valued opportunities in the marketplace.

4

SMA Relationship Trust—Series A

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver	Andreas J. Koester
President	Portfolio Manager
SMA Relationship Trust—Series A	SMA Relationship Trust—Series A
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

Curt Custard	Jonathan Davies
Portfolio Manager	Portfolio Manager
SMA Relationship Trust—Series A	SMA Relationship Trust—Series A
Group Managing Director	Executive Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

Phillip Torres
Portfolio Manager
SMA Relationship Trust—Series A
Executive Director
UBS Global Asset Management
(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

5

SMA Relationship Trust—Series A

Performance at a glance (unaudited)

Average annual total returns for periods ended 06/30/2011

			Since
	6 months	1 year	inception[1]

SMA Relationship Trust—Series A	(2.69)%	2.48%	(1.86)%

BofA Merrill Lynch US Treasury 1-5 Year Index[2]	1.51%	2.16%	3.13%

MSCI World Free Index (net)[3]	5.29%	30.51%	(0.09)%

US Consumer Price Index (CPI)[4]	2.99%	3.56%	1.72%

[1]	Since inception returns are calculated as of the performance inception date, April 2, 2008, of SMA Relationship Trust—Series A. Inception date of the indices, for the purpose of this illustration, is March 31, 2008, which is the nearest month-end to the inception date of the Fund.

[2]	The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

[3]	The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2010, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

[4]	The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

6

SMA Relationship Trust—Series A

Top ten equity holdings (unaudited)[1]
As a percentage of net assets
As of June 30, 2011

Sage Group PLC	1.1%

Unilever PLC	0.9

ENI SpA	0.9

Henkel AG & Co., KGaA, Preference shares	0.8

Royal Dutch Shell PLC, Class A	0.8

GlaxoSmithKline PLC	0.8

Repsol YPF SA	0.7

Vodafone Group PLC	0.7

ING Groep NV CVA	0.7

SAP AG	0.6

Total	8.0%

Country exposure by issuer, top five (unaudited)[1]
As a percentage of net assets
As of June 30, 2011

United Kingdom	10.2%

United States	10.2

Netherlands	3.1

Germany	2.9

Switzerland	2.3

Total	28.7%

[1]	Figures represent the direct investments of SMA Relationship Trust—Series A. Figures would be different if a breakdown of the underlying investment companies was included.

7

SMA Relationship Trust—Series A

Industry diversification (unaudited)[1]
As a percentage of net assets
As of June 30, 2011

Common stocks
Aerospace & defense	0.59%

Air freight & logistics	0.68

Airlines	0.19

Auto components	0.03

Automobiles	0.30

Beverages	0.98

Biotechnology	0.50

Building products	0.50

Capital markets	0.43

Chemicals	1.02

Commercial banks	3.08

Commercial services & supplies	0.16

Communications equipment	0.48

Computers & peripherals	0.73

Construction & engineering	0.08

Construction materials	0.61

Diversified consumer services	0.37

Diversified financial services	1.41

Diversified telecommunication services	0.70

Electric utilities	0.76

Electrical equipment	0.39

Electronic equipment, instruments & components	0.37

Energy equipment & services	0.49

Food & staples retailing	0.79

Food products	1.50

Gas utilities	0.02

Health care equipment & supplies	0.58

Health care providers & services	0.13

Hotels, restaurants & leisure	0.59

Household durables	0.18

Household products	0.48

Industrial conglomerates	0.47

Insurance	2.48

Internet & catalog retail	0.20

8

SMA Relationship Trust—Series A

Industry diversification (unaudited) (concluded)[1]
As a percentage of net assets
As of June 30, 2011

Common stocks (concluded)
Internet software & services	0.15%

IT services	0.18

Leisure equipment & products	0.05

Machinery	0.60

Media	1.13

Metals & mining	1.34

Oil, gas & consumable fuels	4.17

Paper & forest products	0.02

Personal products	0.30

Pharmaceuticals	2.41

Real estate management & development	0.41

Road & rail	0.87

Semiconductors & semiconductor equipment	0.48

Software	2.29

Specialty retail	0.59

Textiles, apparel & luxury goods	0.06

Tobacco	0.79

Trading companies & distributors	0.65

Wireless telecommunication services	0.87

Total common stocks	39.63

Preferred stocks	0.85

Options purchased	3.31

Investment companies
UBS U.S. Equity Alpha Relationship Fund	22.36

UBS U.S. Large Cap Growth Equity Relationship Fund	28.24

Total investment companies	50.60

Short-term investment	2.16

Total investments	96.55

Cash and other assets, less liabilities	3.45

Net assets	100.00%

[1]	Figures represent the industry breakdown of direct investments of the SMA Relationship Trust—Series A. Figures would be different if a breakdown of the underlying investment companies’ industry diversification and derivatives exposure was included.

9

SMA Relationship Trust—Series A
Portfolio of investments—June 30, 2011 (unaudited)

Security description	Shares	Value

Common stocks—39.63%

Australia—0.59%
Brambles Ltd.	6,846	$53,186

Iluka Resources Ltd.	2,818	51,122

Qantas Airways Ltd.*	6,389	12,664

QBE Insurance Group Ltd.	3,534	65,609

Suncorp Group Ltd.	2,101	18,402

Total Australia common stocks		200,983

Austria—0.12%
BWIN.Party Digital Entertainment PLC*	9,808	23,539

Telekom Austria AG	687	8,763

Vienna Insurance Group	149	8,190

Total Austria common stocks		40,492

Canada—1.20%
Agrium, Inc.	180	15,806

Canadian Pacific Railway Ltd.	200	12,477

Cenovus Energy, Inc.	400	15,097

Encana Corp.	1,200	36,948

Goldcorp, Inc.	200	9,674

Intact Financial Corp.	400	22,977

Open Text Corp.*	600	38,412

Petrominerales Ltd.	700	20,547

Suncor Energy, Inc.	400	15,677

Toronto-Dominion Bank	2,000	169,589

TransCanada Corp.	900	39,520

Trican Well Service Ltd.	500	11,748

Total Canada common stocks		408,472

China—0.30%
CLP Holdings Ltd.	2,500	22,177

Esprit Holdings Ltd.	5,208	16,223

Hang Seng Bank Ltd.	800	12,794

New World Development Co., Ltd.	33,000	50,128

Total China common stocks		101,322

Denmark—0.26%
Jyske Bank A/S*	2,275	89,888

10

SMA Relationship Trust—Series A
Portfolio of investments—June 30, 2011 (unaudited)

Security description	Shares	Value

Common stocks—(continued)

Finland—0.56%
Sampo Oyj, Class A	5,700	$184,039

Stora Enso Oyj, Class R	645	6,767

Total Finland common stocks		190,806

France—1.40%
Alstom SA	253	15,582

BNP Paribas SA	426	32,855

Carrefour SA*	1,647	67,643

France Telecom SA	1,428	30,378

Sanofi-Aventis SA	937	75,311

Schneider Electric SA	431	72,008

Societe Generale	2,785	165,071

Thales SA	400	17,247

Total France common stocks		476,095

Germany—2.00%
Allianz SE	1,471	205,524

BASF SE	377	36,893

Bayer AG	242	19,456

Daimler AG	292	21,976

E.ON AG	529	15,017

Fresenius Medical Care AG & Co. KGaA	176	13,159

HeidelbergCement AG	510	32,511

Linde AG	149	26,124

Metro AG	417	25,244

SAP AG	3,594	217,373

Sky Deutschland AG*	9,145	49,394

Volkswagen AG	95	17,454

Total Germany common stocks		680,125

Greece—0.08%
Hellenic Telecommunications Organization SA	3,042	28,517

Guernsey—0.02%
Resolution Ltd.	1,655	7,810

Ireland—0.48%
Covidien PLC	200	10,646

CRH PLC	4,680	103,635

		11

SMA Relationship Trust—Series A
Portfolio of investments—June 30, 2011 (unaudited)

Security description	Shares	Value

Common stocks—(continued)

Ireland—(concluded)
James Hardie Industries SE CDI*	8,018	$50,741

Total Ireland common stocks		165,022

Italy—1.42%
Azimut Holding SpA	2,385	22,242

ENI SpA	12,396	293,866

Finmeccanica SpA	11,709	141,703

UniCredit SpA	11,590	24,514

Total Italy common stocks		482,325

Japan—2.04%
Bridgestone Corp.	400	9,206

Central Japan Railway Co.	4	31,439

Daito Trust Construction Co., Ltd.	600	50,957

FamilyMart Co., Ltd.	100	3,676

Gree, Inc.*	600	13,149

Honda Motor Co., Ltd.	1,300	50,107

ITOCHU Corp.	4,000	41,609

JFE Holdings, Inc.	600	16,510

JGC Corp.	1,000	27,386

JX Holdings, Inc.	1,800	12,155

KDDI Corp.	2	14,390

Kobe Steel Ltd.	8,000	18,201

Komatsu Ltd.	800	24,891

Lawson, Inc.	200	10,504

Marubeni Corp.	3,000	19,939

Mitsubishi Chemical Holdings Corp.	3,000	21,281

Mitsubishi UFJ Financial Group, Inc.	1,700	8,276

Mitsui Engineering & Shipbuilding Co., Ltd.	12,000	26,265

Mizuho Securities Co., Ltd.*	3,000	7,229

Nippon Electric Glass Co., Ltd.	4,000	51,241

Nippon Telegraph & Telephone Corp.	200	9,725

Nisshinbo Holdings, Inc.	2,000	19,032

Ono Pharmaceutical Co., Ltd.	800	42,705

Resona Holdings, Inc.	1,400	6,593

Sankyo Co., Ltd.	300	15,505

12

SMA Relationship Trust—Series A
Portfolio of investments—June 30, 2011 (unaudited)

Security description	Shares	Value

Common stocks—(continued)

Japan—(concluded)
Softbank Corp.	800	$30,300

Takeda Pharmaceutical Co., Ltd.	300	13,875

Tokyo Steel Manufacturing Co., Ltd.	1,300	13,720

Tokyo Tatemono Co., Ltd.	7,000	25,523

Toyo Suisan Kaisha Ltd.	1,000	23,636

Yamada Denki Co., Ltd.	430	35,078

Total Japan common stocks		694,103

Luxembourg—0.26%
ArcelorMittal	2,505	87,167

Netherlands—3.06%
Akzo Nobel NV	140	8,832

ASML Holding NV	572	21,074

Heineken NV	2,966	178,396

Hunter Douglas NV	841	41,173

ING Groep NV CVA*	19,153	236,258

Koninklijke Philips Electronics NV	1,071	27,486

Ordina NV*	4,834	23,320

Reed Elsevier NV	900	12,087

Royal Dutch Shell PLC, Class A	7,306	260,344

Royal Dutch Shell PLC, Class B	1,955	69,786

TNT Express NV*	7,988	82,847

PostNL NV	7,983	67,736

Wolters Kluwer NV	558	12,365

Total Netherlands common stocks		1,041,704

Norway—0.25%
Petroleum Geo-Services ASA*	2,147	30,685

Telenor ASA	3,332	54,567

Total Norway common stocks		85,252

Portugal—0.04%
Portugal Telecom SGPS SA	1,320	13,072

Singapore—0.09%
CapitaLand Ltd.	6,000	14,269

United Overseas Bank Ltd.	1,000	16,067

Total Singapore common stocks		30,336

		13

SMA Relationship Trust—Series A
Portfolio of investments—June 30, 2011 (unaudited)

Security description	Shares	Value

Common stocks—(continued)

Spain—1.13%
Acciona SA	308	$32,692

Banco Santander SA	7,793	89,919

Enagas SA	330	8,002

Repsol YPF SA	7,310	253,795

Total Spain common stocks		384,408

Sweden—1.66%
Assa Abloy AB, Class B	6,350	170,669

Hennes & Mauritz AB, Class B	616	21,230

Nordea Bank AB	13,789	148,172

Swedish Match AB	2,615	87,690

Telefonaktiebolaget LM Ericsson, Class B	9,516	136,864

Total Sweden common stocks		564,625

Switzerland—2.27%
ABB Ltd.*	1,689	43,798

Aryzta AG	877	46,994

Givaudan SA*	170	179,859

Nestle SA	2,020	125,541

Nobel Biocare Holding AG*	4,104	83,639

Novartis AG	1,652	101,197

Roche Holding AG	232	40,968

Roche Holding AG (NPV)	595	99,543

STMicroelectronics NV	5,077	50,599

Total Switzerland common stocks		772,138

United Kingdom—10.24%
Aberdeen Asset Management PLC	12,298	44,008

Admiral Group PLC	294	7,833

Anglo American PLC	1,758	87,122

BAE Systems PLC	7,878	40,273

Barclays PLC	37,606	154,794

BP PLC	14,950	110,152

Diageo PLC	1,023	20,902

Ensco PLC ADR	900	47,970

Firstgroup PLC	14,172	77,559

GlaxoSmithKline PLC	12,125	259,604

14

SMA Relationship Trust—Series A
Portfolio of investments—June 30, 2011 (unaudited)

Security description	Shares	Value

Common stocks—(continued)

United Kingdom—(concluded)
Halma PLC	10,578	$70,340

Hiscox Ltd.	6,059	40,737

Imperial Tobacco Group PLC	3,981	132,362

Jardine Lloyd Thompson Group PLC	6,268	68,511

Kingfisher PLC	16,635	71,342

Pearson PLC	7,342	139,076

Prudential PLC	15,071	174,169

Reckitt Benckiser Group PLC	2,960	163,431

Rio Tinto PLC	436	31,483

Sage Group PLC	77,415	358,967

Scottish & Southern Energy PLC	320	7,157

Smiths Group PLC	3,712	71,554

Sportingbet PLC	60,052	52,976

Stagecoach Group PLC	42,087	172,457

Tesco PLC	13,756	88,843

Tullow Oil PLC	2,453	48,822

Unilever PLC	9,680	312,381

Vedanta Resources PLC	306	10,293

Vodafone Group PLC	93,200	247,691

William Hill PLC	23,218	85,199

Wolseley PLC*	4,912	160,204

Xstrata PLC	5,799	127,890

Total United Kingdom common stocks		3,486,102

United States—10.16%
Acorda Therapeutics, Inc.*	500	16,155

Aeropostale, Inc.*	500	8,750

Aflac, Inc.	1,500	70,020

Air Products & Chemicals, Inc.	200	19,116

Alexion Pharmaceuticals, Inc.*	600	28,218

Allergan, Inc.	520	43,290

Amazon.com, Inc.*	340	69,527

American Electric Power Co., Inc.	2,400	90,432

Amgen, Inc.*	1,000	58,350

Apollo Group, Inc., Class A*	2,900	126,672

		15

SMA Relationship Trust—Series A
Portfolio of investments—June 30, 2011 (unaudited)

Security description	Shares	Value

Common stocks—(continued)

United States—(continued)
Apple, Inc.*	560	$187,975

AT&T, Inc.	2,900	91,089

Avon Products, Inc.	3,700	103,600

Baker Hughes, Inc.	200	14,512

Bank of America Corp.	2,700	29,592

Bank of New York Mellon Corp.	1,900	48,678

Becton Dickinson & Co.	100	8,617

Broadcom Corp., Class A*	700	23,548

CareFusion Corp.*	1,000	27,170

Carnival Corp.	1,000	37,630

Celanese Corp., Series A	200	10,662

Citigroup, Inc.	2,260	94,106

Comcast Corp., Class A	3,600	91,224

Dolby Laboratories, Inc., Class A*	100	4,246

Dow Chemical Co.	400	14,400

EOG Resources, Inc.	200	20,910

Exelon Corp.	1,100	47,124

Exxon Mobil Corp.	1,100	89,518

FedEx Corp.	800	75,880

Fidelity National Information Services, Inc.	1,200	36,948

FirstEnergy Corp.	1,000	44,150

Fortune Brands, Inc.	300	19,131

GameStop Corp., Class A*	1,100	29,337

General Electric Co.	3,200	60,352

General Motors Co.*	400	12,144

Hewlett-Packard Co.	1,700	61,880

Home Depot, Inc.	500	18,110

Illinois Tool Works, Inc.	2,300	129,927

Intel Corp.	800	17,728

Intersil Corp., Class A	1,600	20,560

Johnson & Johnson	500	33,260

JPMorgan Chase & Co.	2,400	98,256

Kroger Co.	1,400	34,720

Marvell Technology Group Ltd.*	600	8,859

SMA Relationship Trust—Series A
Portfolio of investments—June 30, 2011 (unaudited)

Security description	Shares	Value

Common stocks—(concluded)

United States—(concluded)
Medtronic, Inc.	1,800	$69,354

Merck & Co., Inc.	1,200	42,348

Microsoft Corp.	5,700	148,200

Monsanto Co.	200	14,508

Morgan Stanley	1,000	23,010

Noble Corp.	1,600	63,056

PACCAR, Inc.	500	25,545

PepsiCo, Inc.	1,900	133,817

Pfizer, Inc.	2,300	47,380

Pharmasset, Inc.*	600	67,320

Philip Morris International, Inc.	700	46,739

QUALCOMM, Inc.	500	28,395

Southwest Airlines Co.	4,500	51,390

Sunoco, Inc.	700	29,197

Symantec Corp.*	2,800	55,216

Texas Instruments, Inc.	600	19,698

Thomson Reuters Corp.	600	22,527

Time Warner, Inc.	300	10,911

Ultra Petroleum Corp.*	2,400	109,920

United Parcel Service, Inc., Class B	100	7,293

UnitedHealth Group, Inc.	600	30,948

US Bancorp	2,300	58,673

Viacom, Inc., Class B	800	40,800

Vulcan Materials Co.	500	19,265

Wal-Mart Stores, Inc.	800	42,512

Wells Fargo & Co.	2,700	75,762

Total United States common stocks		3,460,157

Total common stocks (cost—$12,338,186)		13,490,921

Preferred stocks—0.85%

Germany—0.85%
Henkel AG & Co KGaA, Preference shares	3,863	267,823

Volkswagen AG, Preference shares	112	23,092

Total preferred stocks (cost—$198,740)		290,915

SMA Relationship Trust—Series A
Portfolio of investments—June 30, 2011 (unaudited)

		Number of
Security description		contracts	Value

Options purchased—3.31%

Call options—3.31%
Dow Jones EURO STOXX 50 Index, strike @ EUR 2,850.00, expires August 2011*		425	$485,039

Dow Jones EURO STOXX 50 Index, strike @ EUR 2,850.00, expires September 2011*		217	320,661

S&P 500 Index, strike @ USD 1,310.00, expires September 2011*		82	319,800

			1,125,500

		Face amount
		covered by
		contracts

Put options—0.00%
Foreign Exchange Option, Buy AUD/USD, strike @ USD 0.976, expires July 2011*	AUD	723,000	0

Total options purchased (cost—$807,664)			1,125,500

		Shares

Investment companies—50.60%

UBS U.S. Equity Alpha Relationship Fund*[1]		639,129	7,613,112

UBS U.S. Large Cap Growth Equity Relationship Fund*[1]		658,673	9,613,195

Total investment companies (cost—$14,268,540)			17,226,307

Short-term investment—2.16%

Investment company—2.16%
JPMorgan Liquid Assets Money Market Fund
(cost—$735,343)		735,343	735,343

Total investments—96.55% (cost—$28,348,473)			32,868,986

Cash and other assets, less liabilities—3.45%			1,175,471

Net assets—100.00%			$34,044,457

SMA Relationship Trust—Series A
Portfolio of investments—June 30, 2011 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$5,115,476

Gross unrealized depreciation	(594,963)

Net unrealized appreciation of investments	$4,520,513

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 93.

*	Non-income producing security.
[1]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

					Change in
					net unrealized
					appreciation/
		Purchases	Sales	Net realized	(depreciation)
		during the	during the	gain during the	during the
		six months	six months	six months	six months
Security	Value	ended	ended	ended	ended	Value
description	12/31/10	06/30/11	06/30/11	06/30/11	06/30/11	06/30/11

UBS U.S. Equity Alpha Relationship Fund	$7,231,105	$—	$—	$—	$382,007	$7,613,112

UBS U.S. Large Cap Growth Equity Relationship Fund	8,836,817	—	—	—	776,378	9,613,195

	$16,067,922	$—	$—	$—	$1,158,385	$17,226,307

SMA Relationship Trust—Series A
Portfolio of investments—June 30, 2011 (unaudited)

Forward foreign currency contracts

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

Goldman Sachs International	AUD	975,000	USD	1,033,568	09/06/11	$(3,598)

Goldman Sachs International	GBP	1,715,000	USD	2,811,219	09/06/11	60,874

Goldman Sachs International	SEK	17,770,000	EUR	1,927,102	09/06/11	(9,161)

JPMorgan Chase Bank	AUD	3,250,000	USD	3,421,272	09/06/11	(35,948)

JPMorgan Chase Bank	CAD	1,570,000	USD	1,600,759	09/06/11	(24,467)

JPMorgan Chase Bank	CHF	965,000	USD	1,128,472	09/06/11	(19,750)

JPMorgan Chase Bank	EUR	11,470,000	USD	16,263,887	09/06/11	(339,283)

JPMorgan Chase Bank	GBP	2,620,000	USD	4,302,184	09/06/11	100,490

JPMorgan Chase Bank	NZD	5,645,000	USD	4,570,407	09/06/11	(86,323)

JPMorgan Chase Bank	USD	179,373	CHF	150,000	09/06/11	(893)

JPMorgan Chase Bank	USD	619,973	EUR	425,000	09/06/11	(4,773)

JPMorgan Chase Bank	USD	1,340,527	JPY	108,500,000	09/06/11	7,688

JPMorgan Chase Bank	USD	2,764,153	KRW	3,015,000,000	09/06/11	48,516

JPMorgan Chase Bank	USD	4,406,685	MXN	51,920,000	09/06/11	1,975

JPMorgan Chase Bank	USD	2,988,856	MYR	9,119,000	09/06/11	16,421

JPMorgan Chase Bank	USD	178,353	NZD	220,000	09/06/11	3,132

JPMorgan Chase Bank	USD	2,020,946	PLN	5,710,000	09/06/11	47,095

JPMorgan Chase Bank	USD	2,336,753	SEK	14,720,000	09/06/11	(18,416)

JPMorgan Chase Bank	USD	2,968,548	SGD	3,675,000	09/06/11	23,417

Morgan Stanley & Co., Inc.	MXN	16,746,728	USD	1,385,000	09/06/11	(37,007)

Net unrealized depreciation on forward foreign currency contracts						$(270,011)

SMA Relationship Trust—Series A
Portfolio of investments—June 30, 2011 (unaudited)

Futures contracts

	Expiration	Cost/		Unrealized
	date	(proceeds)	Value	depreciation

Index futures sell contracts:
Amsterdam Exchange Index, 10 contracts (EUR)	July 2011	$(977,271)	$(987,136)	$(9,865)

CAC 40 Euro Index,10 contracts (EUR)	July 2011	(557,608)	(578,265)	(20,657)

DAX Index, 4 contracts (EUR)	September 2011	(1,045,599)	(1,072,854)	(27,255)

Dow Jones EURO STOXX 50 Index, 36 contracts (EUR)	September 2011	(1,443,918)	(1,486,491)	(42,573)

FTSE 100 Index, 38 contracts (GBP)	September 2011	(3,513,408)	(3,602,846)	(89,438)

FTSE/MIB Index, 4 contracts (EUR)	September 2011	(585,507)	(587,225)	(1,718)

Hang Seng Stock Index, 1 contract (HKD)	July 2011	(140,148)	(145,174)	(5,026)

IBEX 35 Index, 3 contracts (EUR)	July 2011	(435,070)	(448,282)	(13,212)

NIKKEI 225 Index, 6 contracts (JPY)	September 2011	(710,247)	(735,256)	(25,009)

OMX Stockholm 30 Index, 30 contracts (SEK)	July 2011	(524,365)	(528,760)	(4,395)

Russell 2000 Mini Index, 18 contracts (USD)	September 2011	(1,393,887)	(1,485,720)	(91,833)

S&P 500 E-mini Index, 278 contracts (USD)	September 2011	(17,782,474)	(18,285,450)	(502,976)

S&P Toronto Stock Exchange 60 Index, 2 contracts (CAD)	September 2011	(309,685)	(316,118)	(6,433)

SPI 200 Index, 2 contracts (AUD)	September 2011	(242,673)	(247,389)	(4,716)

Index futures buy contracts:
Long Gilt, 56 contracts (GBP)	September 2011	10,848,534	10,798,746	(49,788)

Interest rate futures sell contracts:
Japanese 10 Year Bond, 7 contracts (JPY)	September 2011	(12,220,786)	(12,263,586)	(42,800)

Net unrealized depreciation on futures contracts				$(937,694)

SMA Relationship Trust—Series A
Portfolio of investments—June 30, 2011 (unaudited)

Options written

	Expiration	Premiums
	date	received	Value

Call options
Dow Jones EURO STOXX 50 Index, 425 contracts, strike @ EUR 2,950.00	August 2011	$151,124	$(202,768)

Put options
Foreign Exchange Option, Sell AUD/USD, AUD 723,000 face amount covered by contracts, strike @ USD 1.08	July 2011	5,849	(2,165)

Total options written		$156,973	$(204,933)

Written option activity for the period ended June 30, 2011 for SMA Relationship Trust—Series A was as follows:

		Amount of
	Number of	premiums
	contracts	received

Options outstanding at December 31, 2010	—	$—

Options written	467	192,998

Options terminated in closing purchase transactions	(42)	(41,874)

Options expired prior to exercise	—	—

Options outstanding at June 30, 2011	425	$151,124

Swaption & Foreign exchange option activity for the period ended June 30, 2011 for SMA Relationship Trust—Series A was as follows:

Swaptions & Foreign exchange options outstanding at December 31, 2010	$161,903

Swaptions & Foreign exchange options written	31,257

Swaptions & Foreign exchange options terminated in closing purchase transactions	(187,311)

Swaptions & Foreign exchange options expired prior to exercise	—

Swaptions & Foreign exchange options outstanding at June 30, 2011	$5,849

SMA Relationship Trust—Series A
Portfolio of investments—June 30, 2011 (unaudited)

Interest rate swap agreements

				Payments		Payments
				made		received	Upfront		Unrealized
	Notional		Termination	by the		by the	payments		appreciation/
Counterparty	amount		date	Fund[1]		Fund[1]	made	Value	(depreciation)

Citibank, N.A.	CAD	1,700,000	06/13/21	3.2825%		1.2900%[2]	$—	$19,274	$19,274

Citibank, N.A.	USD	1,800,000	06/15/21	0.2470	[3]	3.0875	—	(20,548)	(20,548)

Citibank, N.A.	USD	4,300,000	06/20/41	0.2465	[3]	3.8963	—	(113,213)	(113,213)

Deutsche Bank AG	MXN	21,121,000	03/26/21	4.8600	[4]	7.7500	—	70,199	70,199

Deutsche Bank AG	USD	2,684,000	04/11/16	2.4940		0.2895 [3]	—	(86,024)	(86,024)

Goldman Sachs International	CAD	3,400,000	06/08/21	3.2813		1.2900 [2]	—	37,187	37,187

Goldman Sachs International	EUR	3,700,000	06/21/21	1.7590	[5]	3.3250	—	(44,860)	(44,860)

Goldman Sachs International	USD	3,400,000	06/10/21	0.2503	[3]	3.0550	—	(46,572)	(46,572)

							$—	$(184,557)	$(184,557)

[1]	Payments made or received are based on the notional amount.
[2]	Rate based on 3 month Canadian Bankers Acceptance Rate.
[3]	Rate based on 3 month LIBOR (USD BBA).
[4]	Rate based on MXIBTIIE.
[5]	Rate based on 6 month EURIBOR.

SMA Relationship Trust—Series A
Portfolio of investments—June 30, 2011 (unaudited)

Credit default swaps on credit indices—buy protection1

Counterparty—Deutsche Bank AG:

Payments
			Payments	received	Upfront
Notional		Termination	made by	by the	payments		Unrealized
amount		date	the Fund[2]	Fund	made	Value	appreciation

EUR	7,300,000	06/20/16	1.0000%	— [3]	$(29,051)	$48,458	$19,407

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[2]	Payments made are based on the notional amount.
[3]	Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Series 15 Index.

Credit default swaps on credit indices—sell protection1

Counterparty—Goldman Sachs International:

				Payments
			Payments	received	Upfront		Unrealized
Notional		Termination	made by	by the	payments		appreciation/	Credit
amount		date	the Fund	Fund[2]	made	Value	(depreciation)	spread[3]

USD	3,500,000	06/20/16	— [4]	5.0000%	$(92,847)	$33,409	$(59,438)	4.8062%

USD	10,400,000	06/20/16	— [5]	1.0000	(25,711)	28,737	3,026	0.9484

					$(118,558)	$62,146	$(56,412)

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[2]	Payments received are based on the notional amount.

SMA Relationship Trust—Series A
Portfolio of investments—June 30, 2011 (unaudited)

[3]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[4]	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 16 Index.
[5]	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 16 Index.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments:

Measurements at 06/30/11

	Unadjusted
	quoted prices
	in active	Other
	markets for	significant
	identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$3,992,702	$9,498,219	$—	$13,490,921

Preferred stocks	—	290,915	—	290,915

Options purchased	1,125,500	0	—	1,125,500

Investment companies	—	17,226,307	—	17,226,307

Short-term investment	735,343	—	—	735,343

Forward foreign currency contracts	—	(270,011)	—	(270,011)

Futures contracts	(644,042)	(293,652)	—	(937,694)

Options written	(202,768)	(2,165)	—	(204,933)

Swap agreements	—	(73,953)	—	(73,953)

Total	$5,006,735	$26,375,660	$—	$31,382,395

See accompanying notes to financial statements

SMA Relationship Trust—Series G

August 15, 2011

Dear shareholder,
We present you with the semiannual report for Series G (the “Fund”), a series of SMA Relationship Trust, for the period from its inception on May 6, 2011 through June 30, 2011.

Performance
Since the Fund’s inception on May 6, 2011 through June 30, 2011, the Fund has declined 2.60%. During the same period, its benchmark, the MSCI EAFE Free Index (gross), declined 2.02%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 30.)
SMA Relationship Trust—Series G
Investment goal:
Long-term capital appreciation

Portfolio manager:
Vincent Willyard

Commencement:
May 6, 2011

Dividend payments:
Annually

The Fund’s underperformance versus its benchmark was largely due to stock selection. The portfolio was positioned for a global cyclical recovery which, while evident at the stock level, was tempered by global macro concerns, including a continuing developed markets debt crisis, inflation, political unrest and the natural disaster in Japan.

An interview with the Portfolio Manager
Q.	How would you describe the economic environment during the reporting period?
A.	Many developed countries experienced decelerating economic growth during the reporting period, as oil and food prices remained high and hurt consumer spending. In addition, supply disruptions following the March earthquake and tsunami in Japan negatively impacted the manufacturing sector. However, growth in most emerging market economies remained robust. Against a backdrop of higher inflation, the central banks of several emerging market countries increased interest rates and took other actions in an effort to cool growth and stem rising prices. By period end, commodity prices had retreated somewhat and inflationary pressures seemed to have eased.

SMA Relationship Trust—Series G

Q.	How did the overall international stock market perform during the reporting period?
A.	Stocks in both developed and emerging market countries performed poorly during the period, driven more by a focus on macro concerns than company-specific growth. Concerns regarding the sustainability of global economic growth amid emerging markets inflation and the European sovereign debt crisis triggered investor risk aversion, in turn dragging down stock prices.

Q.	What strategies contributed to the Fund’s performance during the reporting period?
A.	The Fund’s performance is typically driven by stock selection, and sector allocations are a byproduct of our bottom-up stock selection process. During the period, a number of individual stocks contributed to performance.

Hyundai Mobis is the largest auto parts company in Korea, and it is a member of the Hyundai Motor Group. Its share price rose as the company reported strong auto sales in Korea, which was driven by rising global auto demand and robust interest in its new model lineup.

Shares of UK-based temporary power solutions company Aggreko generated strong results as the need for temporary power, especially in Japan, continued to grow. The company’s shares were further supported as management raised its profit outlook.

Melco Crown Entertainment, a gaming company with operations in Macau, continued to benefit from strong gaming revenue in Macau. Investors also reacted well to an announcement that the company had bought into another Macau casino, Macau Studio City.

ThyssenKrupp, a German steel company, performed well as it reported solid earnings in May. In addition, its shares continued to benefit from a recently announced restructuring program.

Q.	Did any positions detract from performance?
A.	Several stocks produced disappointing results and detracted from performance during the reporting period. Youku.com, the leading Chinese online video content website, saw its shares decline as concerns of accounting fraud at other Chinese Internet companies negatively impacted the sector. In addition, we feel that investor profit taking, following a period of very strong performance, adversely effected its performance. However, we feel the

SMA Relationship Trust—Series G

company is well-positioned for growth, as evident by a recent cooperative agreement with Warner Brothers to add between 400 and 450 movie titles to Youku.com’s video on demand channel.

Tullow Oil, a UK-based energy exploration and production company, performed poorly given a decline in oil and other commodity prices. The company also announced that it experienced mixed drilling results in three of its wells in Ghana and Uganda.

GAM Holding, a Swiss asset manager, detracted from results amid growing concerns over fund flows and the European sovereign debt crisis.

Aixtron, a manufacturer of equipment for the semiconductor industry, also generated weak results. Aixtron’s growth is tied to demand for LEDs. Concerns over LED pricing and demand in key end markets, along with weakness in other semiconductor-related stocks during the period, negatively impacted Aixtron’s share price.

Q.	What is your outlook for the economy?
A.	We feel that recent weaker economic data was the result of factors that occurred earlier in the year. It appears that the significant rise in oil prices in the first quarter of 2011 had a negative effect on consumer confidence and spending. The Japan earthquake and tsunami contributed to slowing growth, as major industries such, as autos, experienced supply chain disruptions. Fortunately, the supply chain is coming back on line more quickly than expected. In the emerging market countries, it appears that inflation may have peaked, and we feel price pressures could moderate in the months ahead. The European credit crisis, in particular concerns regarding a default in Greece, has roiled both the credit markets and investor risk appetite in recent months. Fortunately, in late June this situation was, at least temporarily, resolved as additional European funding and private sector debt rollovers were agreed upon.

The type of macro-driven volatility that has recently occurred in the market can make it difficult for stock pickers. Our strategy in this environment is to focus on company fundamentals and to have a more medium-term view as we seek to capitalize on macro-driven mispricings. The Fund continues to be positioned for economic growth, as we believe recent weakness was merely a soft patch. Additionally, the fact that the capital spending cycle and emerging market growth continue to be robust is encouraging.

SMA Relationship Trust—Series G

We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver
President
SMA Relationship Trust—Series G
Managing Director
UBS Global Asset Management (Americas) Inc.

Vincent Willyard
Portfolio Manager
SMA Relationship Trust—Series G
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the period from the Fund’s inception on May 6, 2011 through June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series G

Performance at a glance (unaudited)

Total returns for periods ended 06/30/2011

Since inception[1]

SMA Relationship Trust—Series G	(2.60)%

MSCI EAFE Free Index (gross)[2]	(2.02)%

[1]	Since inception returns are calculated as of the performance inception date, May 6, 2011, of SMA Relationship Trust—Series G.

[2]	The MSCI EAFE Free Index (gross) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. As of May 2010, the Index consisted of 22 developed market country indices. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Top ten equity holdings (unaudited)
As a percentage of net assets
As of June 30, 2011

Baidu, Inc. ADR	2.5%

Aggreko PLC	2.3

FANUC Corp.	2.2

Tullow Oil PLC	2.0

Saipem SpA	1.9

Komatsu Ltd.	1.7

Royal Dutch Shell PLC, Class A	1.6

Standard Chartered PLC	1.6

Novo Nordisk A/S, Class B	1.5

Bombardier, Inc. Class B	1.5

Total	18.8%

Country exposure by issuer, top five (unaudited)
As a percentage of net assets
As of June 30, 2011

Japan	19.4%

United Kingdom	16.6

China	8.0

Germany	7.4

Switzerland	5.4

Total	56.8%

SMA Relationship Trust—Series G

Industry diversification (unaudited)
As a percentage of net assets
As of June 30, 2011

Common stocks
Aerospace & defense	1.52%

Auto components	1.76

Automobiles	2.49

Beverages	0.59

Building products	1.91

Capital markets	1.06

Chemicals	3.79

Commercial banks	7.58

Commercial services & supplies	2.30

Computers & peripherals	1.30

Construction & engineering	0.99

Diversified financial services	3.24

Electrical equipment	1.04

Electronic equipment, instruments & components	0.79

Energy equipment & services	4.14

Food & staples retailing	1.25

Food products	2.90

Health care equipment & supplies	1.42

Hotels, restaurants & leisure	2.54

Household products	1.92

Industrial conglomerates	1.06

Insurance	1.18

Internet software & services	3.95

Machinery	9.70

Media	1.90

Metals & mining	9.36

Multiline retail	0.55

Office electronics	0.68

Oil, gas & consumable fuels	8.13

Pharmaceuticals	2.63

Semiconductors & semiconductor equipment	3.91

Specialty retail	1.23

Textiles, apparel & luxury goods	3.43

SMA Relationship Trust—Series G

Industry diversification (unaudited) (concluded)
As a percentage of net assets
As of June 30, 2011

Common stocks (concluded)
Thrifts & mortgage finance	1.00%

Tobacco	1.09

Trading companies & distributors	1.33

Total common stocks	95.66

Warrants	3.20

Short-term investment	2.00

Total investments	100.86

Liabilities, in excess of cash and other assets	(0.86)

Net assets	100.00%

SMA Relationship Trust—Series G
Portfolio of investments—June 30, 2011 (unaudited)

Security description	Shares	Value

Common stocks—95.66%

Australia—4.35%
Alumina Ltd.	1,188,448	$2,720,897

BHP Billiton Ltd.	40,128	1,896,580

Incitec Pivot Ltd.	576,311	2,401,657

Mount Gibson Iron Ltd.*	550,026	1,092,110

National Australia Bank Ltd.	82,684	2,281,276

Total Australia common stocks		10,392,520

Belgium—0.59%
Anheuser-Busch InBev NV	24,206	1,403,588

Brazil—1.25%
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	63,400	2,976,630

Canada—5.30%
Bombardier, Inc., Class B	503,400	3,627,591

Imax Corp.*	44,800	1,452,864

Suncor Energy, Inc.	61,100	2,394,712

Teck Resources Ltd., Class B	49,800	2,531,179

Trican Well Service Ltd.	113,500	2,666,712

Total Canada common stocks		12,673,058

China—8.02%
Baidu, Inc. ADR*	43,100	6,039,602

Ctrip.com International Ltd. ADR*	49,600	2,136,768

Dongfang Electric Corp. Ltd., H Shares	669,800	2,493,784

Intime Department Store Group Co., Ltd.	769,000	1,307,877

Melco Crown Entertainment Ltd. ADR*	170,300	2,174,731

Sina Corp.*	19,200	1,998,720

Xinyi Glass Holdings Ltd.	1,600,000	1,594,728

Youku.com, Inc. ADR*	41,200	1,415,220

Total China common stocks		19,161,430

Denmark—1.54%
Novo Nordisk A/S, Class B	29,267	3,669,299

Finland—0.99%
YIT OYJ	94,511	2,362,861

SMA Relationship Trust—Series G
Portfolio of investments—June 30, 2011 (unaudited)

Security description	Shares	Value

Common stocks—(continued)

France—2.45%
BNP Paribas SA	41,993	$3,238,731

Valeo SA	38,413	2,622,759

Total France common stocks		5,861,490

Germany—7.35%
Aareal Bank AG*	69,921	2,393,251

Aixtron SE NA	58,398	1,993,051

Dialog Semiconductor PLC*	95,950	1,743,828

GEA Group AG	81,394	2,910,560

Kabel Deutschland Holding AG*	50,270	3,090,836

Lanxess AG	28,587	2,343,630

ThyssenKrupp AG	59,608	3,092,182

Total Germany common stocks		17,567,338

Hong Kong—1.86%
Hong Kong Exchanges & Clearing Ltd.	127,700	2,688,411

Shangri-La Asia Ltd.	716,000	1,763,386

Total Hong Kong common stocks		4,451,797

Italy—3.40%
DiaSorin SpA	24,464	1,174,319

Saipem SpA	86,598	4,470,929

Tod’s SpA	18,636	2,491,777

Total Italy common stocks		8,137,025

Japan—19.39%
Asahi Glass Co., Ltd.	253,000	2,954,171

Canon, Inc.	34,100	1,626,121

Denki Kagaku Kogyo KK	652,000	3,140,696

Disco Corp.	41,900	2,655,863

FANUC Corp.	31,300	5,219,326

Ibiden Co., Ltd.	60,700	1,898,477

Isuzu Motors Ltd.	596,000	2,824,343

Komatsu Ltd.	127,500	3,966,937

Makino Milling Machine Co., Ltd.	234,000	2,178,106

Mitsubishi Corp.	127,300	3,189,494

Mitsubishi UFJ Financial Group, Inc.	301,900	1,469,732

Nippon Sheet Glass Co., Ltd.	517,000	1,605,105

SMA Relationship Trust—Series G
Portfolio of investments—June 30, 2011 (unaudited)

Security description	Shares	Value

Common stocks—(continued)

Japan—(concluded)
Nissan Motor Co., Ltd.	298,000	$3,128,186

ORIX Corp.	27,550	2,680,062

OSAKA Titanium Technologies Co.	43,800	3,216,201

THK Co., Ltd.	106,400	2,708,456

Toshiba Corp.	358,000	1,894,698

Total Japan common stocks		46,355,974

Netherlands—4.39%
ASM International NV	41,986	1,656,949

ASML Holding NV	34,908	1,286,099

Gemalto NV	25,446	1,216,627

ING Groep NV CVA*	193,481	2,386,646

Royal Dutch Shell PLC, Class A	110,977	3,954,360

Total Netherlands common stocks		10,500,681

Norway—2.33%
Storebrand ASA	330,197	2,813,041

Subsea 7 SA*	107,527	2,750,564

Total Norway common stocks		5,563,605

Russia—1.89%
NovaTek OAO GDR[1]	21,702	2,997,259

VTB Bank OJSC GDR[1]	245,787	1,513,942

Total Russia common stocks		4,511,201

Singapore—2.89%
Biosensors International Group Ltd.*	2,104,000	2,209,763

Golden Agri-Resources Ltd.	3,925,000	2,181,288

Keppel Corp. Ltd.	279,000	2,524,468

Total Singapore common stocks		6,915,519

Spain—1.71%
Inditex SA	32,172	2,937,846

Viscofan SA	28,929	1,152,553

Total Spain common stocks		4,090,399

Sweden—3.93%
JM AB, NPV	66,354	1,564,566

Skandinaviska Enskilda Banken AB, Class A	278,382	2,275,558

Swedish Match AB	77,896	2,612,134

SMA Relationship Trust—Series G
Portfolio of investments—June 30, 2011 (unaudited)

Security description	Shares	Value

Common stocks—(concluded)

Sweden—(concluded)
Volvo AB, Class B	169,224	$2,956,517

Total Sweden common stocks		9,408,775

Switzerland—5.42%
Compagnie Financiere Richemont SA, Class A	39,520	2,587,884

GAM Holding AG*	154,274	2,531,425

Meyer Burger Technology AG*	25,269	1,116,175

Nestle SA	57,871	3,596,639

Swatch Group AG	34,822	3,127,224

Total Switzerland common stocks		12,959,347

United Kingdom—16.61%
Afren PLC*	707,343	1,792,684

Aggreko PLC	177,449	5,494,059

Anglo American PLC	37,811	1,873,826

BG Group PLC	155,903	3,538,302

Croda International PLC	38,940	1,179,344

HSBC Holdings PLC	362,054	3,591,766

Reckitt Benckiser Group PLC	54,785	3,024,859

Rio Tinto PLC	43,918	3,171,288

Shire PLC	83,888	2,618,789

Standard Chartered PLC	142,521	3,745,112

Tullow Oil PLC	239,014	4,757,056

Weir Group PLC	62,185	2,122,980

Xstrata PLC	126,433	2,788,325

Total United Kingdom common stocks		39,698,390

Total common stocks (cost—$233,994,869)		228,660,927

	Number of
	warrants

Warrants—3.20%

South Korea—3.20%
Hyundai Mobis, strike @ USD 0.00001, expires 06/18/19* (cost—$6,679,527)	20,438	7,657,191

SMA Relationship Trust—Series G
Portfolio of investments—June 30, 2011 (unaudited)

Security description	Shares	Value

Short-term investment—2.00%

Investment company—2.00%
UBS Cash Management Prime Relationship Fund[2]
(cost—$4,773,919)	4,773,919	$4,773,919

Total investments—100.86% (cost—$245,448,315)		241,092,037

Liabilities, in excess of cash and other assets—(0.86)%		(2,054,582)

Net assets—100.00%		$239,037,455

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$4,957,676

Gross unrealized depreciation	(9,313,954)

Net unrealized depreciation of investments	$(4,356,278)

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 93.

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2011, the value of these securities amounted to $4,511,201 or 1.89% of net assets.
[2]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
Security	Value	period ended	period ended	Value	period ended
description	12/31/10	06/30/11	06/30/11	06/30/11	06/30/11

UBS Cash Management Prime Relationship Fund	$—	$242,084,371	$237,310,452	$4,773,919	$2,232

SMA Relationship Trust—Series G
Portfolio of investments—June 30, 2011 (unaudited)

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments:

Measurements at 06/30/11

	Unadjusted
	quoted prices
	in active	Other
	markets for	significant
	identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$31,906,506	$196,754,421	$—	$228,660,927

Warrants	—	7,657,191	—	7,657,191

Short-term investment	—	4,773,919	—	4,773,919

Total	$31,906,506	$209,185,531	$—	$241,092,037

See accompanying notes to financial statements

SMA Relationship Trust—Series M

August 15, 2011

Dear shareholder,
We present you with the semiannual report for Series M (the “Fund”), a series of SMA Relationship Trust, for the six months ended June 30, 2011.

Performance
Over the six month period, the Fund returned 4.45%, compared with the 4.42% return of its benchmark, the Barclays Capital Municipal Bond Index (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 45.)
SMA Relationship Trust—Series M

Investment goal:
Total return consisting of capital appreciation and current income exempt from federal income tax

Portfolio manager:
Elbridge T. Gerry
UBS Global Asset
Management (Americas) Inc.

Commencement:
October 8, 2003

Dividend payments:
Monthly

An interview with Portfolio Manager Elbridge T. Gerry
Q.	How would you describe the economic environment during the reporting period?
A.	Looking back, gross domestic product (“GDP”)[1] growth came in at 2.3% during the fourth quarter of 2010. The Commerce Department then reported that first and second quarter 2011 GDP numbers were 0.4% and 1.3%, respectively—reflecting, in part, a slowdown in growth due to tepid consumer and declining government spending.

Despite the economy’s ongoing (albeit moderate) growth, the Federal Reserve (the “Fed”) remained concerned about continued high unemployment levels. As a result, the Fed maintained its highly accommodative monetary policy, and launched another round of quantitative easing in an attempt to stimulate the economy. The plan (dubbed “QE2”) called for the purchase of an additional $600 billion of longer-term US Treasury securities by the end of the second quarter of 2011.

[1]	GDP is the market value of all final goods and services produced within a country in a given period of time.

40

SMA Relationship Trust—Series M

At its June 2011 meeting, the Fed decided to keep the target range for the federal funds rate at 0 to 1/4 percent, with the intention of promoting “the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.” The Fed further noted that it “continues to anticipate that economic conditions—including low rates of resource utilization and a subdued outlook for inflation over the medium run—are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

At this same meeting, the Fed additionally announced that it would be completing its QE2 plan on schedule at the end of June.

Q.	How did the overall US bond and municipal markets perform during the reporting period?
A.	There was a meaningful shift in investor sentiment during the reporting period which, in turn, impacted the performance of the spread sectors (non-Treasuries). During the first half of the period, there were expectations for improving economic conditions, coupled with sharply rising oil and commodity prices. Despite hostilities in the Middle East and Northern Africa, the devastating earthquake in Japan and the ongoing European sovereign debt crisis, most spread sectors outperformed equal-duration Treasuries, and yields moved higher across the curve.

It was quite a different story during the second half of the period. High oil prices crimped consumer spending, and a global supply disruption in the aftermath of the natural disaster in Japan negatively impacted the manufacturing sector. In addition, unemployment in the US moved higher, and the housing market remained weak. These factors, coupled with fears that Greece may default on its debt obligations, triggered a flight to quality. Against this backdrop, Treasury yields moved lower and nearly every spread sector lagged equal-duration Treasuries. In all, during the six months ended June 30, 2011, the spread sectors typically outperformed Treasuries, and the overall US bond market, as measured by the Barclays Capital US Aggregate Index, returned 2.72%.[2]

[2]	The Barclays Capital US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

41

SMA Relationship Trust—Series M

Alternately, the municipal bond market generated a strong return and outperformed its taxable bond counterpart during the six months ended June 30, 2011. During the first half of the period, the municipal market experienced periods of weakness given continued concerns regarding the potential for increased defaults. This led to poor demand from individual investors. The municipal market then rallied as the period progressed. This was triggered by a number of factors, including a dramatic decline in new issuance, and increased demand from non-traditional muni buyers, including insurance companies and hedge funds. Rising tax revenues, low defaults and indications that many states were taking actions to reduce spending and address their pension and health care liabilities also supported the municipal market.

Q.	How did you manage the Fund over the reporting period?
A.	Given the relatively lackluster economic recovery, we maintained a defensive posture for the Fund. For example, the Fund’s duration was shorter than that of its benchmark. While this was beneficial during periods when the municipal market weakened, overall this positioning detracted from results as municipal yields declined over the reporting period. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

From a quality perspective, the Fund held an overweight to A rated securities and an underweight to lower-rated BBB[3] municipal securities. This was rewarded, as A rated securities performed well, gaining 5.24% during the period, while BBB-rated issues rose 4.57%.

The Fund’s yield curve positioning produced positive results as well. In particular, the Fund’s underweight to shorter term securities was beneficial, when these securities lagged other areas of the curve. Having an overweight to the strong-performing 15- to 20-year portion of the curve also enhanced the Fund’s performance. These positives were partially offset by the Fund’s underweight to securities with maturities of 22+ years, as it was among the best-performing portions of the yield curve during the period. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

[3]	Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.

42

SMA Relationship Trust—Series M

Q.	How did your sector positioning impact the Fund’s performance?
A.	Overall, sector positioning was a positive for results during the reporting period. For example, overweights to the outperforming tobacco and state general obligation (GO) sectors benefited the Fund’s performance. In contrast, an underweight to the hospital sector, which generated good performance, was not rewarded.

Q.	What is your outlook for the economy and the municipal bond market?
A.	The US economy hit a soft patch in the second half of the reporting period, and a number of headwinds could lead to continued muted growth as the year progresses. Unemployment remains stubbornly high, and the housing market continues to search for a bottom. With short-term interest rates already at an historical low and with QE2 now complete, the Fed may lack the tools to give the economy a much needed boost. In addition, the issues related to the European sovereign debt crisis could negatively impact consumer confidence and lead to periods of heightened volatility. In sum, we feel that the US economy has enough momentum to continue expanding, and we expect core inflation to remain relatively benign.

Turning to the municipal market, we feel that state and local municipalities will remain in the headlines as budgets are developed that seek to include spending cuts and tax increases. Municipal supply has recently increased, and we anticipate that this will continue given the low level of new issuance during the first half of 2011. With this in mind, we are optimistic that demand will be sufficient to absorb the new supply and not severely impact the overall municipal market. Against this backdrop, we feel the Fund is well-positioned by maintaining our defensive posture.

We continue to conduct rigorous credit research to select those municipal bonds that we feel can perform well in a slow growth environment. In particular, we feel that liquidity and security selection will be instrumental in the months ahead.

43

SMA Relationship Trust—Series M

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver
President
SMA Relationship Trust—Series M
Managing Director
UBS Global Asset Management (Americas) Inc.

Elbridge T. Gerry
Portfolio Manager
SMA Relationship Trust—Series M
Managing Director
UBS Global Asset Management (Americas) Inc.
This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

44

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns for periods ended 06/30/2011

				Since
	6 months	1 year	5 years	inception[1]

SMA Relationship Trust—Series M	4.45%	3.93%	4.32%	4.10%

Barclays Capital Municipal Bond Index[2]	4.42%	3.48%	4.93%	4.56%

[1]	Since inception returns are calculated as of the performance inception date, October 8, 2003, of SMA Relationship Trust—Series M.

[2]	The Barclays Capital Municipal Bond Index is an unmanaged, unleveraged index designed to measure the total return for municipal bonds issued across the United States. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

45

SMA Relationship Trust—Series M

Summary of municipal securities by state (unaudited)
As a percentage of net assets
As of June 30, 2011

Long-term municipal bonds

Arizona	1.01%

California	5.96

Florida	3.53

Georgia	3.39

Illinois	10.76

Indiana	0.95

Kentucky	4.60

Louisiana	1.47

Massachusetts	15.94

Minnesota	1.03

Missouri	0.46

New Jersey	3.00

New York	3.85

North Carolina	5.39

Ohio	1.61

Oregon	1.60

Pennsylvania	1.19

South Carolina	7.44

Tennessee	1.32

Texas	9.77

Washington	8.21

Wisconsin	7.41

Total long-term municipal bonds	99.89

Mortgage & agency debt security	1.35

Short-term investment	1.08

Total investments	102.32

Liabilities, in excess of other assets	(2.32)

Net assets	100.00%

46

SMA Relationship Trust—Series M
Portfolio of investments—June 30, 2011 (unaudited)

	Face
Security description	amount	Value

Long-term municipal bonds—99.89%

Arizona—1.01%
Salt River Project Agricultural Improvement & Power District
Revenue Bonds,
Series A, 5.125%, due 01/01/27	$2,285,000	$2,321,240

California—5.96%
California State Department of Water Resources Revenue Bonds,
Series L,
5.000%, due 05/01/15	5,000,000	5,719,100

5.000%, due 05/01/18	5,000,000	5,853,100

Series AE, 5.000%, due 12/01/28	2,000,000	2,135,980

		13,708,180

Florida—3.53%
Florida State Board of Education GO Bonds,
Series A, 5.000%, due 06/01/19	4,250,000	4,972,713

Jea Florida Water and Sewer System Revenue,
Series D, 5.000%, due 10/01/18	2,725,000	3,146,857

		8,119,570

Georgia—3.39%
City of Atlanta GA Revenue Bonds,
Series B, 5.000%, due 01/01/20	3,500,000	3,875,095

Municipal Electric Authority of Georgia Revenue Bonds,
Series A, 5.000%, due 01/01/21	3,500,000	3,912,300

		7,787,395

Illinois—10.76%
Railsplitter Tobacco Settlement Authority Revenue Bonds,
5.000%, due 06/01/18	8,000,000	8,400,160

5.250%, due 06/01/21	5,000,000	5,147,850

State of Illinois, GO, NATL-RE,
5.000%, due 09/01/13	2,885,000	3,087,267

5.000%, due 01/01/16	7,430,000	8,090,750

		24,726,027

Indiana—0.95%
Indiana Health & Educational Facilities Financing Authority
Hospital Revenue Bonds,
Series B, 5.000%, due 02/15/17	2,000,000	2,189,560

47

SMA Relationship Trust—Series M
Portfolio of investments—June 30, 2011 (unaudited)

	Face
Security description	amount	Value

Long-term municipal bonds—(continued)

Kentucky—4.60%
Kentucky State Property & Building Commission Revenue Bonds,
NATL-RE, FGIC,
5.000%, due 11/01/19	$2,000,000	$2,218,820

5.000%, due 11/01/21	2,635,000	2,859,001

5.375%, due 11/01/23	5,000,000	5,484,050

		10,561,871

Louisiana—1.47%
City of New Orleans LA, GO, AGC-ICC, FGIC,
5.500%, due 12/01/21	3,010,000	3,375,354

Massachusetts—15.94%
Massachusetts Development Finance Agency Revenue Bonds,
5.250%, due 10/15/29	4,350,000	4,883,093

Massachusetts Health & Educational Facilities Authority Revenue Bonds,
Series A, 5.500%, due 11/15/36	12,000,000	13,083,240

Massachusetts Municipal Wholesale Electric Co. Revenue Bonds
5.000%, due 07/01/16	5,000,000	5,628,250

5.000%, due 07/01/19	5,260,000	5,796,888

Massachusetts State Department of Transportation Revenue Bonds,
Series B, 5.000%, due 01/01/14	4,000,000	4,356,040

Massachusetts State Water Pollution Abatement Revenue Bonds,
Series A, 5.250%, due 08/01/19	2,395,000	2,895,675

		36,643,186

Minnesota—1.03%
State of Minnesota, GO,
Series E, 5.000%, due 08/01/19	2,000,000	2,378,300

Missouri—0.46%
University of Missouri Revenue Bonds,
Series A, 5.000%, due 11/01/26	1,000,000	1,058,990

New Jersey—3.00%
State of New Jersey, GO,
Series Q, 5.000%, due 08/15/19	6,000,000	6,895,320

48

SMA Relationship Trust—Series M
Portfolio of investments—June 30, 2011 (unaudited)

	Face
Security description	amount	Value

Long-term municipal bonds—(continued)

New York—3.85%
City of New York, GO,
5.000%, due 08/01/23	$3,000,000	$3,359,250

New York State Dormitory Authority Revenue Bonds,
Series E, 5.000%, due 02/15/25	5,000,000	5,495,400

		8,854,650

North Carolina—5.39%
North Carolina Eastern Municipal Power Agency Power Systems
Revenue Bonds,
Series A, AMBAC, 5.000%, due 01/01/16	5,800,000	6,561,714

5.000%, due 01/01/21	4,045,000	4,497,352

6.400%, due 01/01/21[1]	1,090,000	1,336,460

		12,395,526

Ohio—1.61%
State of Ohio, GO,
Series C, 5.000%, due 09/15/19	3,150,000	3,694,257

Oregon—1.60%
Portland Community College District GO,
5.000%, due 06/15/25	3,340,000	3,688,028

Pennsylvania—1.19%
City of Philadelphia Revenue Bonds,
Series A, 5.000%, due 06/15/14	2,500,000	2,729,525

South Carolina—7.44%
Piedmont Municipal Power Agency Revenue Bonds,
Series A-3, 5.000%, due 01/01/18	5,080,000	5,653,989

State of South Carolina, GO,
5.000%, due 03/01/15	10,000,000	11,439,100

		17,093,089

Tennessee—1.32%
State of Tennessee, GO,
Series C, 5.000%, due 05/01/27	2,795,000	3,037,187

49

SMA Relationship Trust—Series M
Portfolio of investments—June 30, 2011 (unaudited)

	Face
Security description	amount	Value

Long-term municipal bonds—(concluded)

Texas—9.77%
North East Independent School District,
GO, PSF-GTD,
Series A, 5.000%, due 08/01/27	$5,000,000	$5,376,550

San Antonio Electric & Gas Revenue Bonds,
5.000%, due 02/01/19	2,875,000	3,182,625

Texas State Transportation Commission Revenue Bonds,
Series A, 5.000%, due 04/01/20	7,105,000	7,973,302

University of Texas Revenue Bonds,
Series B, 5.000%, due 07/01/20	5,000,000	5,926,800

		22,459,277

Washington—8.21%
Energy Northwest Revenue Bonds,
Series A,
5.000%, due 07/01/19	6,000,000	6,579,240

5.000%, due 07/01/23	4,000,000	4,335,240

5.000%, due 07/01/24	5,000,000	5,358,050

State of Washington, GO, AMBAC,
Series D, 5.000%, due 01/01/29	2,500,000	2,588,800

		18,861,330

Wisconsin—7.41%
State of Wisconsin Revenue Bonds,
State Appropriation,
Series A,
5.750%, due 05/01/29	2,000,000	2,202,240

5.750%, due 05/01/33	8,680,000	9,371,362

6.000%, due 05/01/36	5,000,000	5,455,850

		17,029,452

Total long-term municipal bonds (cost—$224,741,996)		229,607,314

Mortgage & agency debt security—1.35%

United States—1.35%
Federal Home Loan Banks
5.500%, due 08/13/14 (cost—$3,081,961)	2,725,000	3,105,941

50

SMA Relationship Trust—Series M
Portfolio of investments—June 30, 2011 (unaudited)

Security description	Shares	Value

Investment company—1.08%
JPMorgan Tax Free Money Market Fund (cost—$2,486,775)	2,486,775	$2,486,775

Total investments—102.32% (cost—$230,310,732)		235,200,030

Liabilities, in excess of cash and other assets—(2.32%)		(5,339,669)

Net assets—100.00%		$229,860,361

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$5,529,317

Gross unrealized depreciation	(640,019)

Net unrealized appreciation of investments	$4,889,298

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 93.

[1]	Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the next reset date or the date of the prerefunded call.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments:

Measurements at 06/30/11

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total

Municipal bonds	$—	$229,607,314	$—	$229,607,314

Mortgage & agency debt security	—	3,105,941	—	3,105,941

Short-term investment	2,486,775	—	—	2,486,775

Total	$2,486,775	$232,713,255	$—	$235,200,030

See accompanying notes to financial statements

51

SMA Relationship Trust—Series S

August 15, 2011

Dear shareholder,
We present you with the semiannual report for Series S (the “Fund”), a series of SMA Relationship Trust, for the period from its inception on May 2, 2011 through June 30, 2011.

Performance
 Since the Fund’s inception on May 2, 2011 through June 30, 2011, the Fund has declined 4.10%. During the same period, its benchmark, the Russell 2000 Index, declined 2.96%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 58.)

The Fund underperformed the benchmark primarily due to stock selection.
SMA Relationship Trust—Series S

Investment goal:
Maximize total return, consisting of capital appreciation and current income, while controlling risk

Portfolio manager:
Wilfred Talbot

Commencement:
May 2, 2011

Dividend payments:
Annually

An interview with the Portfolio Manager
Q.	How would you describe the economic environment during the reporting period?
A.	Looking back, gross domestic product (“GDP”)[1] growth came in at 2.3% during the fourth quarter of 2010. The Commerce Department then reported that first and second quarter 2011 GDP numbers were 0.4% and 1.3%, respectively—reflecting, in part, a slowdown in growth due to tepid consumer and declining government spending.

Despite the economy’s ongoing (albeit moderate) growth, the Federal Reserve (the “Fed”) remained concerned about continued high unemployment levels. As a result, the Fed maintained its highly accommodative monetary policy, and launched another round of quantitative easing in an attempt to stimulate the

[1]	GDP is the market value of all final goods and services produced within a country in a given period of time.

52

SMA Relationship Trust—Series S

economy. The plan (dubbed “QE2”) called for the purchase of an additional $600 billion of longer-term US Treasury securities by the end of the second quarter of 2011.

At its June 2011 meeting, the Fed decided to keep the target range for the federal funds rate at 0 to 1/4 percent, with the intention of promoting “the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.” The Fed further noted that it “continues to anticipate that economic conditions—including low rates of resource utilization and a subdued outlook for inflation over the medium run—are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

At this same meeting, the Fed additionally announced that it would be completing its QE2 plan on schedule at the end of June

Q.	How did the overall US stock market perform during the reporting period?
A.	The US stock market performed poorly during the period. Concerns regarding the global economy and an escalation of the European sovereign debt crisis triggered increased investor risk aversion, which in turn caused stocks to fall.

Q.	What strategies contributed to the Fund’s performance during the reporting period?
A.	The Fund’s performance is typically driven by stock selection, while sector allocations are a byproduct of our bottom-up stock selection process. During the period, a number of individual stocks contributed to performance.

The largest contributor at the stock level was Prestige Brands, a consumer staples company that sells over-the counter healthcare, household cleaning and personal care products. The company purchases its existing brands from either larger companies who consider them to be “non-core,” or from smaller companies who don’t have the resources to effectively compete. After Prestige Brands purchases a brand, it pursues reinvigorated growth by increased advertising and promotion, new marketing strategies, improved packaging and product line extensions. Some of their largest brands include Chloraseptic, Compound W, Clear Eyes, Spic and Span, and Comet. We agree with the strategy of the Prestige Brands management team, and believe that the company has made meaningful progress on many fronts. The company

53

SMA Relationship Trust—Series S

reported solid quarterly earnings in the middle of May, and its share price moved sharply higher. In addition, the company announced that they had gained market share and experienced solid organic growth from their brands.

A position in Campus Crest Communities, the third largest student housing real estate investment trust (REIT) in the US, generated positive results. The company owns a portfolio of real estate for student housing that is concentrated in medium sized (8,000 - 20,000 students) college and university markets. At the beginning of March 2011, Campus Crest’s management lowered its earnings guidance, and its shares sold off abruptly through mid-March. We believe the lower earnings estimate was due to higher bad debt expense and lower ancillary service revenue. Given our belief that the company was focused on improving its operational issues, as well as dynamics in the student housing industry, we bought a position in Campus Crest at the beginning of May. This was rewarded as its stock subsequently rallied, and the company was among the best performers in the Fund during the reporting period.

Stock selection within materials was also a large contributor to relative performance, mostly because the Fund held an underweight position in this weak-performing sector. Our holding in Cytec Industries, a global specialty chemicals and materials company, was a small contributor to performance, but not owning several stocks in the sector that fell sharply during the period, including Allied Nevada, Georgia Gulf and Solutia, was rewarded.

Another large contributor at the stock level was BE Aerospace. The company manufactures interior products for commercial and general aviation aircraft cabins. Their products include aircraft seating, food and beverage preparation, and storage equipment and oxygen delivery systems. BE Aerospace reported strong results in May and announced at an industry conference that it is seeing a “very, very robust environment.” The stock price moved steadily higher at the end of June, when there were reports of stronger airline passenger traffic.

Within health care, a top contributor in the Fund was Cooper Companies, a manufacturer of contact lenses. The company announced solid first quarter earnings results at the beginning of March 2011, and it shares surged higher. A royalty that the company pays will soon end, and we feel this will help boost its margins considerably. In addition, there is no reimbursement risk, since consumers are accustomed to paying out-of-pocket for contact lenses.

54

SMA Relationship Trust—Series S

Q.	Did any strategies detract from performance?
A.	Stock selection within the industrials sector was the largest detractor from performance, due in part to our holding in Trex, a manufacturer of non-wood decking alternative products made from recycled wood and reclaimed fibers. Trex’s share price declined due to poor weather and the unfavorable macroeconomic environment. Many parts of the country experienced major winter storms through April and heavy rainfall in May, which delayed the start of the decking season.

Stock selection within information technology was also a large detractor over the reporting period. This was largely driven by three holdings: SMART Technologies, IntraLinks and Rofin-Sinar Technologies. Smart Technologies manufactures interactive whiteboards for classrooms. They closed 2010 with better top-line revenue growth, but cut their guidance for the next fiscal year. In addition, the stock sold off in May given flat earnings due to the slowdown in education spending. We feel that the company may be overly conservative in terms of decreasing its earnings estimate, and still believe in its longer-term prospects.

IntraLinks is a leading provider of web-based solutions that enable collaboration among and within organizations. Their cloud-based solution provides a secure and auditable environment within which users can manage content and share, exchange, track and search critical information for business processes. This eliminates the need and risk associated with using e-mail, fax and courier services for collaborative business tasks. Intralinks’ share price fell in the middle of May after announcing an earnings forecast for the second quarter that disappointed investors. We believe that Intralinks has market leadership in a secular growth area, and that an improving business environment, along with the company’s focus on debt repayment, will lead to strong top line growth.

Rofin-Sinar develops, manufactures and sells industrial lasers used for cutting, welding, marking and engraving. It has diverse end markets, with machine tool shops comprising 35% of revenue, semiconductor and electronics at 25%, automotive at 10%, and all other industries at 30%. They are also well-diversified geographically, with 20% of their revenue derived in the US, 50% from Europe, and 30% from Asia. The company’s share price fell at the beginning of May after reporting quarterly results that were disappointing due to revenue recognition delays for a large order. We believe that Rofin-Sinar will benefit from a recovery in global capital spending that is expected to accelerate in the second half of 2011 and into 2012.

55

SMA Relationship Trust—Series S

Skechers, a footwear manufacturer, performed poorly after the company’s popular “Shape-ups” brand toning shoe line saw a decline in sales following a 2010 spike. The market is ascribing no value to the inventory of toning shoes. However, we are confident that toning shoe inventory does have value, and that the longer term earnings power for the company is intact.

Another large detractor at the stock level was our industrial holding, American Reprographics. The company provides services, which include scanning, imaging and managing black and white and color documents, to the architectural, engineering and construction industry. American Reprographics reported earnings that disappointed investors. In addition, there continue to be concerns about the macro economy and the weakness in the non-residential construction market. We remain positive on the company’s long term prospects and added to our positions in March 2011.

Q.	What is your outlook for the economy?
A.	We feel that recent weaker economic data was the result of factors that occurred earlier in the year. It appears that the significant rise in oil prices in the first quarter of 2011 had a negative effect on consumer confidence and spending. The Japan earthquake and tsunami contributed to slowing growth, as major industries, such as autos, experienced supply chain disruptions. Fortunately, the supply chain is coming back on line quicker than expected. In the emerging market countries, it appears that inflation may have peaked, and we feel price pressures could moderate in the months ahead. The European credit crisis—in particular concerns regarding a default in Greece—has roiled both the credit markets and investor risk appetite in recent months. Fortunately, in late June this situation was, at least temporarily, resolved as additional European funding and private sector debt rollovers have been agreed upon.

The type of macro-driven volatility that has recently occurred in the market can make it difficult for stock pickers. Our strategy in this environment is to focus on company fundamentals and to have a more medium-term view as we seek to capitalize on macro-driven mispricings. The Fund continues to be positioned for economic growth, as we believe recent weakness was merely a soft patch in growth.

56

SMA Relationship Trust—Series S

We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,
Mark E. Carver
President
SMA Relationship Trust—Series S
Managing Director
UBS Global Asset Management (Americas) Inc.
Wilfred Talbot
Portfolio Manager
SMA Relationship Trust—Series S
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the period from the Fund’s inception on May 2, 2011 through June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series S

Performance at a glance (unaudited)

Total returns for periods ended 06/30/2011

Since inception[1]

SMA Relationship Trust—Series S	(4.10)%

Russell 2000 Index[2]	(2.96)%

[1]	Since inception returns are calculated as of the performance inception date, May 2, 2011, of SMA Relationship Trust—Series S.

[2]	The Russell 2000 Index is designed to measure the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series S

Top ten equity holdings (unaudited)[1]
As a percentage of net assets
As of June 30, 2011

Tenneco, Inc.	2.3%

Bio-Rad Laboratories, Inc., Class A	2.2

ICU Medical, Inc.	2.0

BE Aerospace, Inc.	2.0

Cooper Companies, Inc.	1.9

Regal-Beloit Corp.	1.9

Tetra Technologies, Inc.	1.9

Spectrum Brands Holdings, Inc.	1.8

Campus Crest Communities, Inc.	1.7

Valassis Communications, Inc.	1.7

Total	19.4%

[1]	Figures represent the industry breakdown of direct investments of SMA Relationship Trust—Series S. Figures would be different if a breakdown of the underlying investment company’s industry diversification was included.

SMA Relationship Trust—Series S

Industry diversification (unaudited)[1]
As a percentage of net assets
As of June 30, 2011

Common stocks
Aerospace & defense	1.96%

Air freight & logistics	1.38

Auto components	2.34

Building products	1.51

Capital markets	3.79

Chemicals	1.63

Commercial banks	3.11

Commercial services & supplies	1.90

Communications equipment	1.73

Computers & peripherals	1.33

Construction & engineering	1.21

Diversified consumer services	2.89

Diversified telecommunication services	0.91

Electronic equipment	1.92

Electronic equipment, instruments & components	1.44

Energy equipment & services	6.71

Health care equipment & supplies	9.28

Health care providers & services	3.57

Health care technology	0.64

Hotels, restaurants & leisure	1.99

Household products	1.82

Insurance	1.16

Internet software & services	3.95

Life sciences tools & services	2.19

Machinery	3.88

Media	4.00

Personal products	1.22

Real estate investment trust (REIT)	8.36

Software	6.97

Specialty retail	2.76

Textiles, apparel & luxury goods	2.03

Thrifts & mortgage finance	1.06

Trading companies & distributors	2.70

Total common stocks	93.34

SMA Relationship Trust—Series S

Industry diversification (unaudited)[1]
As a percentage of net assets
As of June 30, 2011

Investment company
iShares Russell 2000 Index Fund	2.02%

Short-term investment	4.59

Total investments	99.95

Cash and other assets, less liabilities	0.05

Net assets	100.00%

[1]	Figures represent the industry breakdown of direct investments of SMA Relationship Trust—Series S. Figures would be different if a breakdown of the underlying investment company’s industry diversification was included.

SMA Relationship Trust—Series S
Portfolio of investments—June 30, 2011 (unaudited)

Security description	Shares	Value

Common stocks—93.34%

Aerospace & defense—1.96%
BE Aerospace, Inc.*	27,700	$1,130,437

Air freight & logistics—1.38%
Hub Group, Inc., Class A*	21,200	798,392

Auto components—2.34%
Tenneco, Inc.*	30,700	1,352,949

Building products—1.51%
Trex Co., Inc.*	35,700	873,936

Capital markets—3.79%
Apollo Investment Corp.	74,400	759,624

Evercore Partners, Inc., Class A	29,100	969,612

Golub Capital BDC, Inc.	30,800	459,844

		2,189,080

Chemicals—1.63%
Cytec Industries, Inc.	16,500	943,635

Commercial banks—3.11%
Bank of Hawaii Corp.	11,700	544,284

Center Financial Corp.*	94,700	601,345

City National Corp.	12,000	651,000

		1,796,629

Commercial services & supplies—1.90%
American Reprographics Co.*	83,300	588,931

InnerWorkings, Inc.*	61,400	512,076

		1,101,007

Communications equipment—1.73%
Finisar Corp.*	18,100	326,343

NETGEAR, Inc.*	15,400	673,288

		999,631

Computers & peripherals—1.33%
Fusion-io, Inc.*	15,400	463,386

SMART Technologies, Inc., Class A*	53,100	302,670

		766,056

Construction & engineering—1.21%
MasTec, Inc.*	35,400	698,088

SMA Relationship Trust—Series S
Portfolio of investments—June 30, 2011 (unaudited)

Security description	Shares	Value

Common stocks—(continued)

Diversified consumer services—2.89%
Coinstar, Inc.*	14,100	$769,014

Universal Technical Institute, Inc.*	45,600	901,512

		1,670,526

Diversified telecommunication services—0.91%
Cbeyond, Inc.*	39,600	523,908

Electrical equipment—1.92%
Regal-Beloit Corp.	16,600	1,108,382

Electronic equipment, instruments & components—1.44%
Rofin-Sinar Technologies, Inc.*	24,300	829,845

Energy equipment & services—6.71%
Bristow Group, Inc.	16,600	846,932

Dril-Quip, Inc.*	10,800	732,564

North American Energy Partners, Inc.*	65,300	500,198

Tetra Technologies, Inc.*	85,800	1,092,234

Willbros Group, Inc.*	82,700	706,258

		3,878,186

Health care equipment & supplies—9.28%
AngioDynamics, Inc.*	43,800	623,274

CONMED Corp.*	19,100	543,968

Cooper Companies, Inc.	14,100	1,117,284

Greatbatch, Inc.*	25,200	675,864

ICU Medical, Inc.*	26,400	1,153,680

Integra LifeSciences Holdings Corp.*	11,100	530,691

Synovis Life Technologies, Inc.*	41,300	719,446

		5,364,207

Health care providers & services—3.57%
Owens & Minor, Inc.	25,900	893,291

Patterson Cos., Inc.	18,300	601,887

PSS World Medical, Inc.*	20,200	565,802

		2,060,980

Health care technology—0.64%
ePocrates, Inc.*	20,200	372,488

Hotels, restaurants & leisure—1.99%
O’Charlelys, Inc.*	75,600	552,636

SMA Relationship Trust—Series S
Portfolio of investments—June 30, 2011 (unaudited)

Security description	Shares	Value

Common stocks—(continued)

Hotels, restaurants & leisure—(concluded)
WMS Industries, Inc.*	19,400	$595,968

		1,148,604

Household products—1.82%
Spectrum Brands Holdings, Inc.*	33,000	1,056,000

Insurance—1.16%
SeaBright Holdings, Inc.	67,600	669,240

Internet software & services—3.95%
Digital River, Inc.*	16,700	537,072

IntraLinks Holdings, Inc.*	22,800	393,984

RightNow Technologies, Inc.*	16,500	534,600

ValueClick, Inc.*	49,200	816,720

		2,282,376

Life sciences tools & services—2.19%
Bio-Rad Laboratories, Inc., Class A*	10,600	1,265,216

Machinery—3.88%
CIRCOR International, Inc.	13,600	582,488

Greenbrier Cos., Inc.*	24,700	488,072

Kaydon Corp.	18,500	690,420

Meritor, Inc.*	30,000	481,200

		2,242,180

Media—4.00%
Cinemark Holdings, Inc.	40,200	832,542

ReachLocal, Inc.*	24,000	499,920

Valassis Communications, Inc.*	32,600	987,780

		2,320,242

Personal products—1.22%
Prestige Brands Holdings, Inc.*	54,700	702,348

Real estate investment trust (REIT)—8.36%
American Campus Communities, Inc.	14,100	500,832

Campus Crest Communities, Inc.	76,600	991,204

Cypress Sharpridge Investments, Inc.	45,100	577,731

Entertainment Properties Trust	12,800	597,760

Hudson Pacific Properties, Inc.	45,900	712,827

SMA Relationship Trust—Series S
Portfolio of investments—June 30, 2011 (unaudited)

Security description	Shares	Value

Common stocks—(concluded)

Real estate investment trust (REIT)—(concluded)
Invesco Mortgage Capital, Inc.	31,500	$665,595

Summit Hotel Properties, Inc.	69,900	793,365

		4,839,314

Software—6.97%
Blackboard, Inc.*	12,400	538,036

Cadence Design Systems, Inc.*	56,000	591,360

Nuance Communications, Inc.*	34,800	747,156

RealPage, Inc.*	16,000	423,520

Solera Holdings, Inc.	13,000	769,080

SS&C Technologies Holdings, Inc.*	28,500	566,295

Websense, Inc.*	15,200	394,744

		4,030,191

Specialty retail—2.76%
Children’s Place Retail Stores, Inc.*	19,500	867,555

PetSmart, Inc.	16,000	725,920

		1,593,475

Textiles, apparel & luxury goods—2.03%
Movado Group, Inc.	39,100	669,001

Skechers U.S.A., Inc., Class A*	34,900	505,352

		1,174,353

Thrifts & mortgage finance—1.06%
Brookline Bancorp, Inc.	65,900	610,893

Trading companies & distributors—2.70%
Beacon Roofing Supply, Inc.*	20,800	474,656

Interline Brands, Inc.*	26,900	494,153

United Rentals, Inc.*	23,400	594,360

		1,563,169

Total common stocks (cost—$56,304,966)		53,955,963

Investment company—2.02%

iShares Russell 2000 Index Fund (cost—$1,130,968)	14,100	1,167,480

SMA Relationship Trust—Series S
Portfolio of investments—June 30, 2011 (unaudited)

Security description	Shares	Value

Short-term investment—4.59%

Investment company—4.59%
UBS Cash Management Prime Relationship Fund[1] (cost—$2,652,111)	2,652,111	$2,652,111

Total investments—99.95% (cost—$60,088,045)		57,775,554

Cash and other assets, less liabilities—0.05%		28,807

Net assets—100.00%		$57,804,361

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation		$1,203,468

Gross unrealized depreciation		(3,515,959)

Net unrealized depreciation of investments		$(2,312,491)

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 93.

*	Non-income producing security.
[1]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		period	period		period
	Value	ended	ended	Value	ended
Security description	12/31/10	06/30/11	06/30/11	06/30/11	06/30/11

UBS Cash Management Prime Relationship Fund	$—	$86,418,421	$83,766,310	$2,652,111	$945

SMA Relationship Trust—Series S
Portfolio of investments—June 30, 2011 (unaudited)

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments:

Measurements at 06/30/11

	Unadjusted
	quoted prices
	in active	Other
	markets for	significant
	identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$53,955,963	$—	$—	$53,955,963

Investment company	1,167,480	—	—	1,167,480

Short-term investment	—	2,652,111	—	2,652,111

Total	$55,123,443	$2,652,111	$—	$57,775,554

See accompanying notes to financial statements

SMA Relationship Trust—Series T

August 15, 2011

Dear shareholder,
We present you with the semiannual report for Series T (the “Fund”), a series of SMA Relationship Trust, for the six months ended June 30, 2011.

Performance
 Over the six-month reporting period, the Fund returned 3.22%. During the same period, its benchmarks, the Barclays Capital US Credit Index and the Barclays Capital MBS Fixed Rate Index, returned 3.41% and 2.87%, respectively. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 73.)

Sector positioning and security selection of securitized products produced mixed results during the reporting period.
SMA Relationship Trust—Series T

Investment goal:
Maximum total return, consisting of income and capital appreciation

Portfolio manager:
Michael Dow
UBS Global Asset Management (Americas) Inc.

Commencement:
October 9, 2003

Dividend payments:
Monthly

An interview with Portfolio Manager Michael Dow
Q.	How would you describe the economic environment during the reporting period?
A.	Looking back, gross domestic product (“GDP”)[1] growth came in at 2.3% during the fourth quarter of 2010. The Commerce Department then reported that first and second quarter 2011 GDP numbers were 0.4% and 1.3%, respectively—reflecting, in part, a slowdown in growth due to tepid consumer and declining government spending.

Despite the economy’s ongoing (albeit moderate) growth, the Federal Reserve (the “Fed”) remained concerned about continued high unemployment levels.

[1]	GDP is the market value of all final goods and services produced within a country in a given period of time.

68

SMA Relationship Trust—Series T

As a result, the Fed maintained its highly accommodative monetary policy, and launched another round of quantitative easing in an attempt to stimulate the economy. The plan (dubbed “QE2”) called for the purchase of an additional $600 billion of longer-term US Treasury securities by the end of the second quarter of 2011.

At its June 2011 meeting, the Fed decided to keep the target range for the federal funds rate at 0 to 1/4 percent, with the intention of promoting “the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate.” The Fed further noted that it “continues to anticipate that economic conditions—including low rates of resource utilization and a subdued outlook for inflation over the medium run—are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

At this same meeting, the Fed additionally announced that it would be completing its QE2 plan on schedule at the end of June.

Q.	How did the overall US bond market perform during the reporting period?
A.	There was a meaningful shift in investor sentiment during the reporting period which, in turn, impacted the performance of the spread sectors (non-Treasuries).

During the first half of the period, there were expectations for improving economic conditions, coupled with sharply rising oil and commodity prices. Despite hostilities in the Middle East and Northern Africa, the devastating earthquake in Japan, and the ongoing European sovereign debt crisis, most spread sectors outperformed equal-duration Treasuries and yields moved higher across the curve.

It was quite a different story during the second half of the period. High oil prices crimped consumer spending, and global supply disruption in the aftermath of the natural disaster in Japan negatively impacted the manufacturing sector. In addition, unemployment in the US moved higher and the housing market remained weak. These factors, coupled with fears that Greece may default on its debt obligations, triggered a flight to quality. Against this backdrop, Treasury yields moved lower and nearly every spread sector lagged equal-duration Treasuries. In all, during the six months ended

69

SMA Relationship Trust—Series T

June 30, 2011, the spread sectors typically outperformed Treasuries and the overall US bond market, as measured by the Barclays Capital US Aggregate Index, returned 2.72%.[2]

Q.	What strategies contributed to its performance during the reporting period?
A.	The Fund’s overweight to several spread sectors was beneficial during the period. For example, an overweight to investment grade bonds was rewarded given generally solid investor demand from investors seeking higher yields. While they gave back a portion of their gains later in the period when investor risk aversion increased, overall, the Fund’s overweight to the sector added value. In particular, the Fund’s allocation to financials enhanced its results.

The Fund’s overweight allocation to commercial mortgage-backed securities (CMBS) was a modest positive for performance as their spreads narrowed given overall solid demand. (The spread is the difference in yield between a fixed income security and a Treasury security of similar maturity.) An overweight to mortgage-backed securities was beneficial as well.

Q.	Did any strategies detract from performance?
A.	While the Fund’s spread sector overweights were generally beneficial for performance, this was somewhat offset by security selection in certain areas. For example, the Fund’s holdings of investment grade bonds issued by banks was a slight negative for results, as their spreads widened as the reporting period progressed. A number of high yield bond holdings also weakened in June 2011, and hindered the Fund’s performance. Within the CMBS sector, the Fund generally emphasized AAA-rated securities at the top of the capital structure (that is, senior debt).[3] However, this portion of the CMBS sector lagged their lower-rated (less senior) counterparts during the reporting period. Elsewhere, certain of the Fund’s mortgage-backed securities produced disappointing results.

[2]	The Barclays Capital US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

[3]	AAA rating is the highest rating assigned by Standard & Poor’s Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

70

SMA Relationship Trust—Series T

Q.	Were any derivative instruments used during the reporting period?
A.	Certain derivative instruments, namely bond and interest rate futures, were used to facilitate specific duration and yield curve strategies. Credit default swaps were used to implement specific credit-related investment strategies. The use of these derivatives did not materially impact performance during the period.

Q.	What is your outlook for the economy?
A.	The US economy hit a soft patch in the second half of the reporting period, and a number of headwinds could lead to continued muted growth as the year progresses. Unemployment remains stubbornly high, and the housing market continues to search for a bottom. With short-term interest rates already at a historical low, and given the completion of QE2, we believe the Fed may lack the tools to give the economy a much-needed boost. In addition, the issues related to the European sovereign debt crisis could negatively impact consumer confidence and lead to periods of heightened volatility. That said, we feel that the US economy has enough momentum to continue expanding, and we expect core inflation to remain relatively benign. We believe the Fund is appropriately positioned given this environment, and we continue to seek out what we consider to be attractively valued opportunities in the marketplace.

71

SMA Relationship Trust—Series T

We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver
President
SMA Relationship Trust—Series T
Managing Director
UBS Global Asset Management (Americas) Inc.

Michael Dow
Portfolio Manager
SMA Relationship Trust—Series T
Managing Director and Head of US Long Duration
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

72

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns for periods ended 06/30/2011

				Since
	6 months	1 year	5 years	inception[1]

SMA Relationship Trust—Series T	3.22%	6.85%	(6.97)%	(3.56)%

Barclays Capital US Credit Index[2]	3.41%	6.20%	7.03%	5.54%

Barclays Capital MBS Fixed Rate Index[3]	2.87%	3.77%	6.95%	5.63%

[1]	Since inception returns are calculated as of the performance inception date, October 9, 2003, of SMA Relationship Trust—Series T.

[2]	The Barclays Capital US Credit Index is an unmanaged sub-index of the Barclays Capital US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates. The US Credit Index includes publicly issued US corporates, specified foreign debentures and secured notes denominated in US dollars. Investors should note that indices do not reflect the deduction of fees and expenses.

[3]	The Barclays Capital MBS Fixed Rate Index is an unmanaged index which primarily covers the agency mortgage-backed pass-through securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

73

SMA Relationship Trust—Series T

Top ten long-term fixed income holdings (unaudited)[1]
As a percentage of net assets
As of June 30, 2011

Federal National Mortgage Association Pools, 5.000%, TBA	4.1%

Federal Home Loan Mortgage Corp. Gold Pools, #G05267, 5.500%, due 12/01/38	3.9

Federal National Mortgage Association Pools, #AH8643, 4.500%, due 04/01/41	3.5

Federal National Mortgage Association Pools, 4.500%, TBA	3.4

US Treasury Bonds, 4.750%, due 02/15/41	2.9

US Treasury Notes, 3.125%, due 05/15/21	2.6

Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3, 5.765%, due 07/15/45	2.0

Federal Home Loan Mortgage Corp. Gold Pools, #G13223, 4.000%, due 05/01/23	1.9

Federal National Mortgage Association Pools, #971036, 4.500%, due 02/01/39	1.8

Federal National Mortgage Association Pools, #AD9114, 5.000%, due 07/01/40	1.8

Total	27.9%

[1] Figures represent the direct investments of SMA Relationship Trust—Series T. Figures would be different if a breakdown of the underlying investment companies was included.

74

SMA Relationship Trust—Series T

Industry diversification (unaudited)[1]
As a percentage of net assets
As of June 30, 2011

Bonds
Corporate bonds

Airlines	0.18%

Beverages	0.29

Biotechnology	0.15

Building products	0.41

Capital markets	0.49

Chemicals	0.15

Commercial banks	5.76

Commercial services & supplies	0.14

Consumer finance	0.95

Diversified financial services	2.52

Diversified telecommunication services	0.52

Electric utilities	0.94

Energy equipment & services	0.26

Food products	0.90

Health care providers & services	0.82

Household durables	0.19

Household products	0.25

Insurance	1.81

Leisure equipment & products	0.15

Media	1.49

Metals & mining	1.20

Multi-utilities	0.13

Oil, gas & consumable fuels	2.60

Paper & forest products	0.54

Pharmaceuticals	0.24

Real estate investment trust (REIT)	0.51

Tobacco	0.30

Wireless telecommunication services	0.69

Total corporate bonds	24.58

Asset-backed securities	1.55

Commercial mortgage-backed securities	10.15

Mortgage & agency debt securities	45.34

Municipal bonds	1.45

75

SMA Relationship Trust—Series T

Industry diversification (unaudited)[1]
As a percentage of net assets
As of June 30, 2011

Bonds (concluded)
US government obligations	6.91%

Supranational bond	0.36

Total bonds	90.34

Investment companies
UBS Credit Bond Relationship Fund	2.93

UBS High Yield Relationship Fund	2.88

UBS Opportunistic Emerging Markets Debt Relationship Fund	2.06

Total investment companies	7.87

Short-term investment	9.04

Total investments	107.25

Liabilities, in excess of cash and other assets	(7.25)

Net assets	100.00%

[1] Figures represent the industry breakdown of direct investments of SMA Relationship Trust—Series T. Figures would be different if a breakdown of the underlying investment companies’ industry diversification and derivatives exposure was included.

76

SMA Relationship Trust—Series T
Portfolio of investments—June 30, 2011 (unaudited)

	Face
Security description	amount	Value

Bonds—90.34%

Corporate bonds—24.58%
Australia—0.11%
Rio Tinto Finance USA Ltd., 4.125%, due 05/20/21	$110,000	$109,264

Austria—0.35%
PE Paper Escrow GmbH, 12.000%, due 08/01/14[1]	310,000	350,300

Brazil—0.25%
Petrobras International Finance Co., 5.375%, due 01/27/21	240,000	246,434

Canada—0.57%
Cenovus Energy, Inc., 4.500%, due 09/15/14	245,000	265,900

Teck Resources Ltd., 6.250%, due 07/15/41	300,000	302,884

Total Canada corporate bonds		568,784

Cayman Islands—0.86%
Transocean, Inc., 6.800%, due 03/15/38	240,000	257,691

Vale Overseas Ltd., 4.625%, due 09/15/20	410,000	407,761

6.875%, due 11/21/36	180,000	195,441

Total Cayman Islands corporate bonds		860,893

France—0.22%
RCI Banque SA, 4.600%, due 04/12/16[1]	210,000	214,520

Ireland—0.85%
The Governor & Co. of the Bank of Ireland, 2.750%, due 03/02/12[1]	900,000	843,827

Luxembourg—0.43%
Covidien International Finance SA, 4.200%, due 06/15/20	290,000	295,455

Telecom Italia Capital SA, 6.375%, due 11/15/33	146,000	130,195

Total Luxembourg corporate bonds		425,650

77

SMA Relationship Trust—Series T
Portfolio of investments—June 30, 2011 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)
Mexico—0.26%
America Movil SAB de CV, 5.000%, due 03/30/20	$250,000	$260,800

Netherlands—0.16%
Siemens Financieringsmaatschappij NV, 6.125%, due 08/17/26[1]	145,000	164,166

Netherlands Antilles—0.24%
Teva Pharmaceutical Finance II BV, 3.000%, due 06/15/15	230,000	236,672

South Africa—0.18%
AngloGold Ashanti Holdings PLC, 5.375%, due 04/15/20	180,000	177,230

Sweden—0.35%
Nordea Bank AB, 4.875%, due 05/13/21[1]	360,000	345,734

United Kingdom—1.04%
Barclays Bank PLC, 5.140%, due 10/14/20	105,000	99,583

BP Capital Markets PLC, 3.875%, due 03/10/15	285,000	300,148

Lloyds TSB Bank PLC, 6.375%, due 01/21/21	320,000	333,138

PPL WEM Holdings PLC, 3.900%, due 05/01/16[1]	145,000	148,796

Royal Bank of Scotland PLC, 5.625%, due 08/24/20	160,000	160,067

Total United Kingdom corporate bonds		1,041,732

United States—18.71%
Allied Waste North America, Inc., 6.875%, due 06/01/17	130,000	140,888

Altria Group, Inc., 9.950%, due 11/10/38	110,000	154,555

American International Group, Inc., 6.400%, due 12/15/20	120,000	129,166

78

SMA Relationship Trust—Series T
Portfolio of investments—June 30, 2011 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)
United States—(continued)
Anheuser-Busch InBev Worldwide, Inc., 4.125%, due 01/15/15	$270,000	$290,375

Appalachian Power Co., 4.600%, due 03/30/21	320,000	322,280

Bank of America Corp., 5.625%, due 07/01/20	180,000	185,852

6.500%, due 08/01/16	595,000	663,576

Bunge Ltd. Finance Corp., 5.100%, due 07/15/15	375,000	403,216

Cellco Partnership, 8.500%, due 11/15/18	165,000	214,263

CIT Group, Inc., 7.000%, due 05/02/16[1]	590,000	587,788

Citigroup, Inc., 8.500%, due 05/22/19	135,000	167,353

Comcast Corp., 6.300%, due 11/15/17	385,000	446,264

Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, due 08/10/22	172,677	179,584

Developers Diversified Realty Corp., 7.875%, due 09/01/20	445,000	510,222

DirecTV Holdings LLC, 6.000%, due 08/15/40	155,000	157,154

7.625%, due 05/15/16	265,000	288,850

Dow Chemical Co., 4.250%, due 11/15/20	155,000	151,273

Duke Energy Carolinas LLC, 5.100%, due 04/15/18	105,000	116,130

Ford Motor Credit Co. LLC, 5.000%, due 05/15/18	500,000	498,291

5.750%, due 02/01/21	440,000	439,458

7.800%, due 06/01/12	480,000	501,975

Fortune Brands, Inc., 6.375%, due 06/15/14	225,000	250,137

79

SMA Relationship Trust—Series T
Portfolio of investments—June 30, 2011 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)
United States—(continued)
General Electric Capital Corp.,
2.950%, due 05/09/16	$330,000	$331,817

6.000%, due 08/07/19	690,000	764,009

Georgia-Pacific LLC,
5.400%, due 11/01/20[1]	185,000	188,539

Hartford Financial Services Group, Inc.,
6.300%, due 03/15/18	325,000	353,406

Hasbro, Inc.,
6.350%, due 03/15/40	140,000	144,718

International Lease Finance Corp.,
7.125%, due 09/01/18[1]	160,000	171,200

JP Morgan Chase Capital XXII,
Series V,6.450%, due 02/02/37	200,000	201,515

JPMorgan Chase & Co.,
3.450%, due 03/01/16	400,000	407,454

4.250%, due 10/15/20	360,000	352,201

4.400%, due 07/22/20	350,000	342,884

Kinder Morgan Energy Partners LP,
5.800%, due 03/15/35	205,000	198,347

5.950%, due 02/15/18	255,000	284,115

6.375%, due 03/01/41	375,000	383,868

Kraft Foods, Inc.,
6.500%, due 02/09/40	180,000	199,939

Laboratory Corp of America Holdings,
4.625%, due 11/15/20	205,000	208,197

Life Technologies Corp.,
6.000%, due 03/01/20	135,000	146,471

McKesson Corp.,
4.750%, due 03/01/21	300,000	311,303

Merrill Lynch & Co., Inc.,
6.875%, due 04/25/18	330,000	365,118

MetLife, Inc.,
6.400%, due 12/15/36	425,000	414,375

80

SMA Relationship Trust—Series T
Portfolio of investments—June 30, 2011 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)
United States—(continued)
MidAmerican Energy Holding Co., 5.950%, due 05/15/37	$130,000	$136,734

Morgan Stanley, 5.500%, due 01/26/20	725,000	734,448

5.625%, due 09/23/19	120,000	123,138

Motiva Enterprises LLC, 5.750%, due 01/15/20[1]	155,000	171,854

Mutual of Omaha Insurance Co., 6.800%, due 06/15/36[1]	365,000	371,199

Nationwide Mutual Insurance Co., 9.375%, due 08/15/39[1]	165,000	204,714

NBC Universal, Inc.,
5.950%, due 04/01/41[1]	190,000	193,210

NuStar Logistics LP,
7.650%, due 04/15/18	185,000	220,977

Oncor Electric Delivery Co. LLC,
6.800%, due 09/01/18	185,000	216,207

Owens Corning,
6.500%, due 12/01/16	375,000	408,031

Prudential Financial, Inc.,
Series C,5.400%, due 06/13/35	120,000	109,929

Series D,6.100%, due 06/15/17	200,000	224,628

Qwest Corp.,
7.625%, due 06/15/15	340,000	384,200

Reynolds American, Inc.,
7.625%, due 06/01/16	125,000	149,928

Sempra Energy,
9.800%, due 02/15/19	100,000	134,141

Southern Natural Gas Co.,
8.000%, due 03/01/32	290,000	363,377

SunTrust Bank,
7.250%, due 03/15/18	270,000	311,491

Time Warner Cable, Inc.,
6.750%, due 07/01/18	280,000	324,714

81

SMA Relationship Trust—Series T
Portfolio of investments—June 30, 2011 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(concluded)
United States—(concluded)
Time Warner, Inc.,
6.100%, due 07/15/40	$70,000	$71,159

Tupperware Brands Corp.,
4.750%, due 06/01/21[1]	190,000	187,352

Verizon Communications, Inc.,
6.100%, due 04/15/18	190,000	217,730

Wells Fargo & Co.,
3.676%, due 06/15/16	360,000	369,842

Williams Partners LP,
6.300%, due 04/15/40	145,000	150,321

WM Wrigley Jr. Co.,
3.700%, due 06/30/14[1]	285,000	296,105

Total United States corporate bonds		18,643,555

Total corporate bonds (cost—$24,023,680)		24,489,561

Asset-backed securities—1.55%

United States—1.55%
Citibank Credit Card Issuance Trust,
Series 2006-C1, Class C1,
0.586%, due 02/20/15[2]	575,000	570,588

Series 2008-C6, Class C6,
6.300%, due 06/20/14	925,000	970,189

Total asset-backed securities (cost—$1,502,595)		1,540,777

Commercial mortgage-backed securities—10.15%

United States—10.15%
Banc of America Commercial Mortgage, Inc.,
Series 2007-2, Class AM,
5.833%, due 04/10/49[2]	375,000	355,058

Series 2007-4, Class AM,
5.997%, due 02/10/51[2]	675,000	660,725

Bear Stearns Commercial Mortgage Securities,
Series 2006-PW14, Class AM,
5.243%, due 12/11/38	210,000	206,355

82

SMA Relationship Trust—Series T
Portfolio of investments—June 30, 2011 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Commercial mortgage-backed securities—(concluded)
United States—(concluded)
Commercial Mortgage Loan Trust,
Series 2008-LS1, Class AM,
6.213%, due 12/10/49[2]	$725,000	$698,991

Commercial Mortgage Pass Through Certificates,
Series 2005-F10A, Class AJ2,
0.377%, due 04/15/17[1,2]	575,000	555,311

FDIC Structured Sale Guaranteed Notes,
Series 2010-C1, Class A,
2.980%, due 12/06/20[1]	1,180,410	1,201,557

GE Capital Commercial Mortgage Corp.,
Series 2007-C1, Class AM,
5.606%, due 12/10/49	650,000	595,987

GS Mortgage Securities Corp.II,
Series 2006-RR2, Class H,
5.758%, due 06/23/46[1,2]	3,991,000	0

Series 2007-GG10, Class A4,
5.992%, due 08/10/45[2]	715,000	767,624

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2006-CB17, Class AM,
5.464%, due 12/12/43	325,000	323,329

Series 2006-LDP8, Class AJ,
5.480%, due 05/15/45	500,000	456,927

Series 2007-LD11, Class A4,
6.005%, due 06/15/49[2]	1,050,000	1,132,423

Series 2006-LDP7, Class AJ,
6.067%, due 04/15/45[2]	825,000	749,760

Morgan Stanley Dean Witter Capital I,
Series 2002-IQ3, Class B,
5.240%, due 09/15/37	400,000	410,566

Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class A3,
5.765%, due 07/15/45	1,820,000	1,994,267

Total commercial mortgage-backed securities (cost—$12,370,583)		10,108,880

SMA Relationship Trust—Series T
Portfolio of investments—June 30, 2011 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—45.34%
United Kingdom—1.61%
Fosse Master Issuer PLC,
Series 2011-1A, Class A2,
1.619%, due 10/18/54[1,2]	$625,000	$626,112

Holmes Master Issuer PLC,
Series 2011-1A, Class A2,
1.628%, due 10/15/54[1,2]	975,000	976,208

Total United Kingdom mortgage & agency debt securities		1,602,320

United States—43.74%
Banc of America Funding Corp.,
Series 2006-I, Class SB2,
3.336%, due 12/20/36[2,3]	1,004,698	33,456

Series 2007-2, Class B1,
6.053%, due 03/25/37[2,3]	553,426	55

Credit Suisse Mortgage Capital Certificates,
Series 2006-4, Class CB1,
5.488%, due 05/25/36[2]	1,177,471	57,439

Federal Home Loan Mortgage Corp.Gold Pools,[4]
#G13223, 4.000%, due 05/01/23	1,784,121	1,866,737

#A96140, 4.000%, due 01/01/41	719,428	719,870

#Q01348, 4.500%, due 06/01/41	575,000	594,895

#G04437, 5.000%, due 08/01/37	663,732	706,038

#G02922, 5.500%, due 04/01/37	462,384	504,304

#G05267, 5.500%, due 12/01/38	3,556,915	3,847,707

#G06381, 5.500%, due 08/01/40	1,583,105	1,717,725

#C56030, 6.000%, due 03/01/31	13,491	14,971

#G06019, 6.000%, due 10/01/36	495,662	548,203

#C55783, 6.500%, due 01/01/29	124,371	140,942

#G00194, 7.500%, due 02/01/24	170,408	197,521

#C00410, 8.000%, due 07/01/25	61,661	73,261

#C37436, 8.000%, due 01/01/30	21,299	25,263

Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates,
Series K-012, Class A1,
3.427%, due 10/25/20[4]	1,064,432	1,102,529

SMA Relationship Trust—Series T
Portfolio of investments—June 30, 2011 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(continued)
United States—(continued)
Federal National Mortgage Association Pools,[4]
#AE8715, 4.000%, due 11/01/40	$918,559	$919,855

#AH1560, 4.000%, due 01/01/41	618,720	619,593

#AH3347, 4.000%, due 01/01/41	959,734	961,089

#AI4815, 4.500%, due 06/01/41	355,000	367,837

#971036, 4.500%, due 02/01/39	1,768,912	1,834,952

#AC2174, 4.500%, due 07/01/39	1,189,749	1,233,051

#AH8643, 4.500%, due 04/01/41	3,361,319	3,482,870

#MA0693, 4.500%, due 04/01/41	889,997	922,180

4.500%, TBA	3,225,000	3,336,362

#975213, 5.000%, due 03/01/38	979,094	1,041,976

#975375, 5.000%, due 06/01/38	624,312	664,408

5.000%, TBA	3,865,000	4,106,563

#890209, 5.000%, due 05/01/40	43,848	46,664

#AD9114, 5.000%, due 07/01/40	1,642,972	1,752,998

#244450, 5.500%, due 11/01/23	60,723	65,896

#555591, 5.500%, due 07/01/33	1,145,985	1,247,911

#962129, 5.500%, due 03/01/38	309,109	334,573

5.500%, TBA	1,475,000	1,594,844

#708631, 6.000%, due 06/01/33	46,905	52,835

#901999, 6.000%, due 11/01/36	390,704	430,593

#918098, 6.000%, due 05/01/37	1,506,634	1,657,632

#AE0405, 6.000%, due 08/01/37	747,768	825,740

#990686, 6.000%, due 09/01/38	199,043	218,804

#872912, 6.500%, due 06/01/36	1,103,994	1,251,381

#675469, 7.000%, due 04/01/18	42,761	44,818

#253824, 7.000%, due 03/01/31	22,122	25,484

Federal National Mortgage Association Pools Re-REMIC,[4]
Series 2005-29, Class KA,
4.500%, due 02/25/35	596,851	629,405

First Horizon Asset Securities, Inc.,
Series 2004-FL1, Class 1A1,
0.456%, due 02/25/35[2]	245,428	196,415

SMA Relationship Trust—Series T
Portfolio of investments—June 30, 2011 (unaudited)

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(concluded)
United States—(concluded)
GMAC Mortgage Corp. Loan Trust, Series 1982, Class 7,
11.625%, due 10/01/12[3,5]	$1,222	$1,222

Government National Mortgage Association Pools,
#701813, 4.500%, due 04/15/39	839,448	889,465

#G2 2687, 6.000%, due 12/20/28	35,019	38,969

#495814, 6.000%, due 01/15/29	30,513	34,253

#G2 508540, 6.000%, due 02/20/34	398,171	444,242

#486873, 6.500%, due 01/15/29	14,927	17,031

#338523, 8.000%, due 12/15/22	2,718	3,197

#780339, 8.000%, due 12/15/23	26,645	31,343

Merrill Lynch Mortgage Investors, Inc.,
Series 2006-F1, Class M1,
6.000%, due 04/25/36[3]	3,493,523	76,508

Washington Mutual MSC Mortgage Pass-Through Certificates,
Series 2002-MS6, Class 3A1,
6.500%, due 09/25/32	9,326	9,736

Total United States mortgage & agency debt securities		43,563,611

Total mortgage & agency debt securities (cost—$49,434,046)		45,165,931

Municipal bonds—1.45%

Chicago Transit Authority,
Series 2008-A,6.899%, due 12/01/40	190,000	202,114

Illinois State Taxable Pension,
Series 2003, 5.100%, due 06/01/33	395,000	336,647

Los Angeles Unified School District,
Series 2010, 6.758%, due 07/01/34	350,000	395,185

New York State Urban Development Corp. Revenue Bonds,
5.770%, due 03/15/39	155,000	160,677

State of California, GO Bonds,
Series 2009, 7.300%, due 10/01/39	310,000	346,636

Total municipal bonds (cost—$1,374,631)		1,441,259

SMA Relationship Trust—Series T
Portfolio of investments—June 30, 2011 (unaudited)

	Face
Security description	amount	Value

Bonds—(concluded)

US government obligations—6.91%
US Treasury Bond,
4.750%, due 02/15/41	$2,760,000	$2,933,794

US Treasury Notes,
1.750%, due 05/31/16	1,310,000	1,312,044

3.125%, due 05/15/21	2,640,000	2,632,582

Total US government obligations (cost—$6,975,648)		6,878,420

Supranational bond—0.36%

European Investment Bank,
1.250%, due 09/17/13 (cost—$358,769)	360,000	363,751

Total bonds (cost—$96,039,952)		89,988,579

	Shares

Investment companies—7.87%

UBS Credit Bond Relationship Fund*[6]	199,077	2,913,551

UBS High Yield Relationship Fund*[6]	103,603	2,871,977

UBS Opportunistic Emerging Markets Debt Relationship Fund*[6]	118,773	2,052,822

Total investment companies (cost—$6,910,454)		7,838,350

Short-term investment—9.04%

Investment company—9.04%
JPMorgan Liquid Assets Money Market Fund (cost—$9,000,799)	9,000,799	9,000,799

Total investments—107.25% (cost—$111,951,205)		106,827,728

Liabilities, in excess of cash and other assets—(7.25%)		(7,217,038)

Net assets—100.00%		$99,610,690

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation		$3,438,391

Gross unrealized depreciation		(8,561,868)

Net unrealized depreciation of investments		$(5,123,477)

SMA Relationship Trust—Series T
Portfolio of investments—June 30, 2011 (unaudited)

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 93.

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the value of these securities amounted to $7,942,172 or 7.97% of net assets.
[2]	Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2011 and changes periodically.
[3]	Security is illiquid. At June 30, 2011, the value of these securities amounted to $111,241 or 0.11% of net assets.
[4]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[5]	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2011, the value of this security amounted to $1,222 or 0.00% of net assets.
[6]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

					Change in
					net unrealized
				Net	appreciation/
		Purchases	Sales	realized gain	(depreciation)
		during the	during the	during the	during the
		six months	six months	six months	six months
Security	Value	ended	ended	ended	ended	Value
description	12/31/10	06/30/11	06/30/11	06/30/11	06/30/11	06/30/11

UBS Credit Bond Relationship Fund	$6,198,526	$—	$3,500,000	$713,223	$(498,198)	$2,913,551

UBS High Yield Relationship Fund	2,860,046	4,805,000	5,000,000	482,550	(275,619)	2,871,977

UBS Opportunistic Emerging Markets Debt Relationship Fund	1,972,531	—	—	—	80,291	2,052,822

	$11,031,103	$4,805,000	$8,500,000	$1,195,773	$(693,526)	$7,838,350

SMA Relationship Trust—Series T
Portfolio of investments—June 30, 2011 (unaudited)

Futures contracts
SMA Relationship Trust—Series T had the following open futures contracts as of June 30, 2011:

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

US Treasury futures buy contracts:
US Ultra Bond Futures, 13 contracts (USD)	September 2011	$1,679,934	$1,641,250	$(38,684)

US Treasury futures sell contracts:
US Long Bond, 8 contracts (USD)	September 2011	(1,001,500)	(984,250)	17,250

2 Year US Treasury Notes, 75 contracts (USD)	September 2011	(16,444,801)	(16,450,781)	(5,980)

10 Year US Treasury Notes, 18 contracts (USD)	September 2011	(2,218,191)	(2,201,906)	16,285

Net unrealized depreciation on futures contracts				$(11,129)

Credit default swaps on corporate issues—buy protection1

Counterparty—Deutsche Bank AG:

Payments
		Payments	received	Upfront
Notional	Termination	made by	by the	payments		Unrealized
amount	date	the Fund[2]	Fund	received	Value	depreciation

USD 1,135,000	03/20/14	1.0000%	— [3]	$9,876	$(18,020)	$(8,144)

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments made are based on the notional amount.
[3]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Motorola Solutions, Inc. 6.500% bond, due 09/01/25.

SMA Relationship Trust—Series T
Portfolio of investments—June 30, 2011 (unaudited)

Credit default swaps on corporate issues—sell protection1

Counterparty—Deutsche Bank AG:

Payments
		Payments	received	Upfront
Notional	Termination	made by	by the	payments		Unrealized	Credit
amount	date	the Fund	Fund[2]	received	Value	appreciation	spread[3]

USD 750,000	03/20/16	—[4]	1.0000%	$13,415	$3,730	$17,145	0.8829%

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments received are based on the notional amount.
[3]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[4]	Payment from the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Motorola Solutions, Inc. 6.500% bond, due 09/01/25.

SMA Relationship Trust—Series T
Portfolio of investments—June 30, 2011 (unaudited)

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments:

Measurements at 06/30/11

	Unadjusted
	quoted prices
	in active	Other
	markets for	significant
	identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$24,489,561	$—	$24,489,561

Asset-backed securities	—	1,540,777	—	1,540,777

Commercial mortgage-backed securities	—	10,108,880	—	10,108,880

Mortgage & agency debt securities	—	45,164,709	1,222	45,165,931

Municipal bonds	—	1,441,259	—	1,441,259

US government obligations	—	6,878,420	—	6,878,420

Supranational bond	—	363,751	—	363,751

Investment companies	—	7,838,350	—	7,838,350

Short-term investment	9,000,799	—	—	9,000,799

Futures contracts	(11,129)	—	—	(11,129)

Swap agreements	—	(14,290)	—	(14,290)

Total	$8,989,670	$97,811,417	$1,222	$106,802,309

SMA Relationship Trust—Series T
Portfolio of investments—June 30, 2011 (unaudited)

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Mortgage &
	agency debt
	securities	Total

Assets
Beginning balance	$1,632	$1,632

Purchases	—	—

Issuances	—	—

Sales	(410)	(410)

Settlements	—	—

Accrued discounts (premiums)	—	—

Total realized gain (loss)	20	20

Net change in unrealized appreciation/depreciation	(20)	(20)

Transfers into Level 3	—	—

Transfers out of Level 3	—	—

Ending balance	$1,222	$1,222

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2011 was $(20).

See accompanying notes to financial statements

SMA Relationship Trust
Portfolio of investments—June 30, 2011 (unaudited)

Portfolio acronyms
ADR	American depositary receipt
AGC-ICC	Agency Insured Custody Certificate
AMBAC	American Municipal Bond Assurance Corp.
BBA	British Bankers’ Association
BP	British Petroleum
CDI	Chess depositary interest
CVA	Dutch certification—depository certificate
EURIBOR	Euro Interbank Offered Rate
FGIC	Financial Guaranty Insurance Co.
GA	Georgia
GDR	Global depositary receipt
GE	General Electric
GMAC	General Motors Acceptance Corp.
GO	General Obligation
GS	Goldman Sachs
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank TIIE 28 Day Rate
NATL-RE	National Public Finance Guarantee Corp.
NPV	No Par Value
OJSC	Open joint stock company
Preference shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PSF-GTD	Permanent School Fund Guaranteed
REIT	Real estate investment trust
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
REMIC	Real Estate Mortgage Investment Conduit
TBA	(To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

Currency type abbreviations
AUD	Australian Dollar	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	NZD	New Zealand Dollar
EUR	Euro	PLN	Polish Zloty
GBP	Great Britain Pound	SEK	Swedish Krona
HKD	Hong Kong Dollar	SGD	Singapore Dollar
JPY	Japanese Yen	USD	United States Dollar
KRW	KoreanWon

See accompanying notes to financial statements

SMA Relationship Trust

Explanation of expense disclosure (unaudited)
As a shareholder of the Funds*, you may incur costs such as transactional costs (as applicable) or program fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 to June 30, 2011.

Actual expenses
The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

*	Collectively refers to SMA Relationship Trust—Series A, SMA Relationship Trust—Series G, SMA Relationship Trust—Series M, SMA Relationship Trust—Series S and SMA Relationship Trust—Series T.

SMA Relationship Trust

Explanation of expense disclosure (unaudited) (concluded)

	Beginning	Ending	Expenses paid
	account value	account value	during period
Series A	January 1, 2011	June 30, 2011	01/01/11 to 6/30/11[1]

Actual	$1,000.00	$973.10	$—

Hypothetical
(5% annual return before expenses)	1,000.00	1,024.79	—

Series G2
Actual	1,000.00	974.00	—

Hypothetical
(5% annual return before expenses)	1,000.00	1,024.79	—

Series M
Actual	1,000.00	1,044.50	—

Hypothetical
(5% annual return before expenses)	1,000.00	1,024.79	—

Series S3
Actual	1,000.00	959.00	—

Hypothetical
(5% annual return before expenses)	1,000.00	1,024.79	—

Series T
Actual	1,000.00	1,032.20	—

Hypothetical
(5% annual return before expenses)	1,000.00	1,024.79	—

[1]	Expenses are equal to each Fund’s annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period). UBS Global Asset Management (Americas) Inc., the Funds’ advisor, is responsible for paying expenses it incurs in providing advisory services as well as the operating expenses of each Fund.
[2]	The Fund commenced operations on May 6, 2011. Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 56 divided by 365 (to reflect actual days in the period for the actual example) and multiplied by 181 divided by 365 (to reflect the one-half period for the hypothetical example).
[3]	The Fund commenced operations on May 2, 2011. Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 60 divided by 365 (to reflect actual days in the period for the actual example) and multiplied by 181 divided by 365 (to reflect the one-half period for the hypothetical example).

SMA Relationship Trust
Statement of assets and liabilities—June 30, 2011 (unaudited)

Series A

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$14,079,933, $240,674,396, $230,310,732, $57,435,934 and $105,040,751, respectively)	$15,642,679

Investments in securities of affiliated issuers, at value (cost—$14,268,540, $4,773,919, $—, $2,652,111 and $6,910,454, respectively)	17,226,307

Total investments (cost—$28,348,473, $245,448,315, $230,310,732, $60,088,045 and $111,951,205, respectively)	32,868,986

Foreign currency, at value (cost—$332,958, $806,228, $—, $— and $—, respectively)	336,058

Receivables:
Dividends and interest	22,375

Fund shares sold	17,970

Foreign tax reclaims	16,755

Investment securities sold	—

Due from custodian	—

Due from broker	—

Cash collateral for futures contracts	2,115,905

Outstanding swap agreements, at value[1]	237,264

Unrealized appreciation on forward foreign currency contracts	309,608

Total assets	35,924,921

Liabilities:
Payables:
Investment securities purchased	—

Fund shares redeemed	—

Due to broker	784,695

Options written, at value[2]	204,933

Outstanding swap agreements, at value[1]	311,217

Unrealized depreciation on forward foreign currency contracts	579,619

Total liabilities	1,880,464

Net assets	$34,044,457

Net assets consist of:
Beneficial interest	$46,153,101

Accumulated undistributed (distributions in excess of) net investment income	$(138,296)

Accumulated net realized loss	(14,993,634)

Net unrealized appreciation (depreciation)	3,023,286

Net assets	$34,044,457

Shares outstanding	5,240,151

Net asset value, offering and redemption proceeds per share	$6.50

[1]	Net upfront payments made by Series A were $147,609 and net upfront payments received by Series T were $23,291.
[2]	Premiums received by Series A were $156,973.

Series G	Series M	Series S	Series T

$236,318,118	$235,200,030	$55,123,443	$98,989,378

4,773,919	—	2,652,111	7,838,350

241,092,037	235,200,030	57,775,554	106,827,728

809,542	—	—	—

252,581	2,964,715	109,401	639,280

130,809	304,001	36,668	—

17,250	—	—	—

9,219,107	—	—	3,097,753

—	—	12,192	—

—	—	—	11,990

—	—	—	48,275

—	—	—	3,730

—	—	—	—

251,521,326	238,468,746	57,933,815	110,628,756

12,058,797	6,631,800	—	10,623,255

425,074	1,976,585	129,454	376,791

—	—	—	—

—	—	—	—

—	—	—	18,020

—	—	—	—

12,483,871	8,608,385	129,454	11,018,066

$239,037,455	$229,860,361	$57,804,361	$99,610,690

$245,125,859	$249,574,798	$61,105,596	$363,969,140

$643,849	$(1,070)	$172,876	$(488,538)

(2,340,975)	(24,602,665)	(1,161,620)	(258,744,307)

(4,391,278)	4,889,298	(2,312,491)	(5,125,605)

$239,037,455	$229,860,361	$57,804,361	$99,610,690

24,553,763	22,723,688	6,029,264	22,734,555

$9.74	$10.12	$9.59	$4.38

See accompanying notes to financial statements

SMA Relationship Trust
Statement of operations
For the six months ended June 30, 2011 (unaudited)

Series A

Investment income:
Dividends and other	$245,050

Interest	—

Affiliated interest	—

Foreign tax withheld	(19,802)

Net investment income	225,248

Realized and unrealized gains/(losses) from investment activities:
Net realized gain (loss) on: Investments in unaffiliated issuers	346,941

Investments in affiliated issuers	—

Futures contracts	(1,210,001)

Options written	(251,844)

Swap agreements	364,589

Forward foreign currency contracts	(1,061,236)

Foreign currency transactions	(62,576)

Net realized loss	(1,874,127)

Net change in unrealized appreciation/depreciation on:
Investments	1,635,943

Futures contracts	(760,353)

Options written	192,957

Swap agreements	(479,532)

Forward foreign currency contracts	(8,417)

Translation of other assets and liabilities denominated in foreign currency	(10,647)

Net change in unrealized appreciation/depreciation	569,951

Net realized and unrealized gain (loss) from investment activities	(1,304,176)

Net increase (decrease) in net assets resulting from operations	$(1,078,928)

[1]	For the period May 6, 2011 (commencement of operations) to June 30, 2011.
[2]	For the period May 2, 2011 (commencement of operations) to June 30, 2011.

Series G1	Series M	Series S2	Series T

$746,414	$—	$171,931	$1,804

—	4,057,944	—	2,015,754

2,232	—	945	—

(104,797)	—	—	—

643,849	4,057,944	172,876	2,017,558

(1,433,694)	(83,547)	(1,161,620)	(6,336,483)

—	—	—	1,195,773

—	—	—	84,032

—	—	—	—

—	—	—	(1,946)

(1,784,997)	—	—	(35,178)

877,716	—	—	35,859

(2,340,975)	(83,547)	(1,161,620)	(5,057,943)

(4,356,278)	6,682,197	(2,312,491)	6,917,337

—	—	—	(11,129)

—	—	—	—

—	—	—	9,001

—	—	—	—

(35,000)	—	—	—

(4,391,278)	6,682,197	(2,312,491)	6,915,209

(6,732,253)	6,598,650	(3,474,111)	1,857,266

$(6,088,404)	$10,656,594	$(3,301,235)	$3,874,824

See accompanying notes to financial statements

SMA Relationship Trust
Statement of changes in net assets
For the six months ended June 30, 2011 (unaudited)

Series A

From operations:
Net investment income	$225,248

Net realized gain (loss) on:
Investment transactions	346,941

Futures contracts	(1,210,001)

Options written	(251,844)

Swap agreements	364,589

Forward foreign currency contracts	(1,061,236)

Foreign currency transactions	(62,576)

Net change in unrealized appreciation/depreciation on:
Investments	1,635,943

Futures contracts	(760,353)

Options written	192,957

Swap agreements	(479,532)

Forward foreign currency contracts	(8,417)

Translation of other assets and liabilities denominated in foreign currency	(10,647)

Net increase/(decrease) in net assets from operations	(1,078,928)

Dividends and distributions to shareholders from:
Net investment income	—

From beneficial interest transactions:
Proceeds from shares sold	8,929,684

Cost of shares redeemed	(6,652,865)

Net increase (decrease) in net assets resulting from beneficial

interest transactions	2,276,819

Increase (decrease) in net assets	1,197,891

Net assets:
Net assets, beginning of period	32,846,566

Net assets, end of period	$34,044,457

Accumulated undistributed (distributions in excess of) net investment income	$(138,296)

Series G1	Series M	Series S2	Series T

$643,849	$4,057,944	$172,876	$2,017,558

(1,433,694)	(83,547)	(1,161,620)	(5,140,710)

—	—	—	84,032

—	—	—	—

—	—	—	(1,946)

(1,784,997)	—	—	(35,178)

877,716	—	—	35,859

(4,356,278)	6,682,197	(2,312,491)	6,917,337

—	—	—	(11,129)

—	—	—	—

—	—	—	9,001

—	—	—	—

(35,000)	—	—	—

(6,088,404)	10,656,594	(3,301,235)	3,874,824

—	(4,059,014)	—	(2,506,096)

251,455,248	57,841,321	74,900,796	32,035,066

(6,329,389)	(49,307,005)	(13,795,200)	(47,353,815)

245,125,859	8,534,316	61,105,596	(15,318,749)

239,037,455	15,131,896	57,804,361	(13,950,021)

—	214,728,465	—	113,560,711

$239,037,455	$229,860,361	$57,804,361	$99,610,690

$643,849	$(1,070)	$172,876	$(488,538)

[1]	For the period May 6, 2011 (commencement of operations) to June 30, 2011.
[2]	For the period May 2, 2011 (commencement of operations) to June 30, 2011.

See accompanying notes to financial statements

101

SMA Relationship Trust
Statement of changes in net assets

	For the year ended December 31, 2010

	Series A	Series M	Series T

From operations:
Net investment income	$217,898	$7,748,274	$4,713,501

Net realized gain (loss) on:
Investment transactions	(135,203)	2,570,949	(32,952,914)

Futures contracts	(3,183,913)	—	(176,724)

Options written	10,142	—	45,956

Swap agreements	71,065	—	—

Forward foreign currency contracts	403,688	—	83,038

Foreign currency transactions	(103,382)	—	(184,615)

Net change in unrealized appreciation/depreciation on:
Investments	3,132,646	(6,298,235)	39,486,112

Futures contracts	74,250	—	—

Options written	(240,917)	—	—

Swap agreements	100,339	—	—

Forward foreign currency contracts	(438,694)	—	—

Translation of other assets and liabilities denominated in foreign currency	(6,180)	—	—

Net increase/(decrease) in net assets from operations	(98,261)	4,020,988	11,014,354

Dividends and distributions to shareholders from:
Net investment income	(712,678)	(7,751,364)	(8,781,486)

Return of capital	—	—	(300,917)

Total dividends and distributions to shareholders	(712,678)	(7,751,364)	(9,082,403)

From beneficial interest transactions:
Proceeds from shares sold	11,975,715	70,952,184	35,731,980

Cost of shares redeemed	(8,278,578)	(70,970,428)	(46,231,682)

Net increase (decrease) in net assets resulting from beneficial interest transactions	3,697,137	(18,244)	(10,499,702)

Increase (decrease) in net assets	2,886,198	(3,748,620)	(8,567,751)

Net assets:
Net assets, beginning of year	29,960,368	218,477,085	122,128,462

Net assets, end of year	$32,846,566	$214,728,465	$113,560,711

Distributions in excess of net investment income	$(363,544)	$—	$—

See accompanying notes to financial statements

102

SMA Relationship Trust—Series A
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six	Year ended		For the
	months ended	December 31,		period ended
	June 30, 2011			December 31,
	(unaudited)	2010	2009	2008[3]

Net asset value, beginning of period	$6.69	$6.85	$5.65	$10.00

Income (loss) from investment operations:
Net investment income[1]	0.04	0.05	0.06	0.12

Net realized and unrealized gain (loss) from investment activities	(0.23)	(0.06)	1.34	(2.44)

Total income (loss) from investment operations	(0.19)	(0.01)	1.40	(2.32)

Dividends and distributions:
From net investment income	—	(0.15)	(0.20)	(0.88)

From net realized gains	—	—	—	(1.15)

Total dividends and distributions	—	(0.15)	(0.20)	(2.03)

Net asset value, end of period	$6.50	$6.69	$6.85	$5.65

Total investment return[2]	(2.69)%	(0.37)%	23.28%	(21.27)%

Ratio to average net assets:
Net investment income	1.26%[4]	0.69%	1.02%	1.72%[4]

Supplemental data:
Net assets, end of period (000’s)	$34,045	$32,847	$29,960	$23,623

Portfolio turnover	12%	50%	37%	24%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
[3]	For the period April 2, 2008 (commencement of operations) to December 31, 2008.
[4]	Annualized.

See accompanying notes to financial statements

103

SMA Relationship Trust—Series G
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

For the
period ended
June 30, 2011[3]
(unaudited)

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[1]	0.03

Net realized and unrealized loss from investment activities	(0.29)

Total loss from investment operations	(0.26)

Net asset value, end of period	$9.74

Total investment return[2]	(2.60)%

Ratio to average net assets:
Net investment income	1.92%[4]

Supplemental data:
Net assets, end of period (000’s)	$239,037

Portfolio turnover	12%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
[3]	For the period May 6, 2011 (commencement of operations) to June 30, 2011.
[4]	Annualized.

See accompanying notes to financial statements

104

SMA Relationship Trust—Series M
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six
	months ended	Year ended December 31,
	June 30, 2011
	(unaudited)	2010	2009	2008	2007	2006

Net asset value, beginning of period	$9.86	$10.08	$9.45	$10.27	$10.33	$10.20

Income (loss) from investment operations:
Net investment income[1]	0.17	0.37	0.40	0.45	0.43	0.42

Net realized and unrealized gain (loss) from investment activities	0.26	(0.21)	0.63	(0.80)	(0.04)	0.13

Total income (loss) from investment operations	0.43	0.16	1.03	(0.35)	0.39	0.55

Dividends and distributions:
From net investment income	(0.17)	(0.38)	(0.40)	(0.46)	(0.43)	(0.42)

From net realized gains	—	—	—	(0.01)	(0.02)	(0.00)[3]

Total dividends and distributions	(0.17)	(0.38)	(0.40)	(0.47)	(0.45)	(0.42)

Net asset value, end of period	$10.12	$9.86	$10.08	$9.45	$10.27	$10.33

Total investment return[2]	4.45%	1.52%	11.08%	(3.52)%	3.79%	5.51%

Ratio to average net assets:
Net investment income	3.50%[4]	3.69%	4.06%	4.44%	4.18%	4.13%

Supplemental data:
Net assets, end of period (000’s)	$229,860	$214,728	$218,477	$268,174	$752,607	$421,179

Portfolio turnover	63%	116%	61%	60%	119%	156%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.
[3]	Amount represents less than $0.005 per share.
[4]	Annualized.

See accompanying notes to financial statements

105

SMA Relationship Trust—Series S
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

For the
period ended
June 30, 2011[3]
(unaudited)

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[1]	0.03

Net realized and unrealized loss from investment activities	(0.44)

Total loss from investment operations	(0.41)

Net asset value, end of period	$9.59

Total investment return[2]	(4.10)%

Ratio to average net assets:
Net investment income	1.72%[4]

Supplemental data:
Net assets, end of period (000’s)	$57,804

Portfolio turnover	28%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
[3]	For the period May 2, 2011 (commencement of operations) to June 30, 2011.
[4]	Annualized.

See accompanying notes to financial statements

106

SMA Relationship Trust—Series T
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six
	months ended	Year ended December 31,
	June 30, 2011
	(unaudited)	2010	2009	2008	2007	2006

Net asset value, beginning of period	$4.34	$4.28	$5.02	$9.10	$9.78	$9.75

Income (loss) from investment operations:
Net investment income[1]	0.08	0.19	0.12	0.00[3]	0.01	0.00[3]

Net realized and unrealized gain (loss) from investment activities	0.06	0.24	(0.33)	(3.40)	(0.10)	0.54

Total income (loss) from investment operations	0.14	0.43	(0.21)	(3.40)	(0.09)	0.54

Dividends and distributions:
From net investment income	(0.10)	(0.36)	(0.53)	(0.68)	(0.59)	(0.51)

Return of capital	—	(0.01)	—	—	—	—

Total dividends and distributions	(0.10)	(0.37)	(0.53)	(0.68)	(0.59)	(0.51)

Net asset value, end of period	$4.38	$4.34	$4.28	$5.02	$9.10	$9.78

Total investment return[2]	3.22%	10.08%	(3.43)%	(39.00)%	(1.06)%	5.68%

Ratio to average net assets:
Net investment income	3.60%[4]	4.32%	2.78%	0.02%	0.08%	0.04%

Supplemental data:
Net assets, end of period (000’s)	$99,611	$113,561	$122,128	$135,121	$695,737	$513,770

Portfolio turnover	180%	276%	102%[5]	9%	21%	19%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
[3]	Amount represents less than $0.005 per share.
[4]	Annualized.
[5]	The increase in portfolio turnover for the year ended December 31, 2009 is due to the increase in investment securities held directly by the Fund. In prior years, the majority of the Fund’s investments were comprised of investments in other investment companies.

See accompanying notes to financial statements

107

SMA Relationship Trust
Notes to financial statements (unaudited)

1. Organization and significant accounting policies
SMA Relationship Trust (the “Trust”) is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. The Trust has five separate investment portfolios available for investment, each having its own investment objectives and policies: Series A, Series G, Series S, Series M and Series T (each a “Fund”, and collectively, the “Funds”). Each series covered by this report is diversified except for SMA Relationship Trust—Series A and Series M, which are non-diversified. The investment objective of Series A is to maximize total return, consisting of capital appreciation and current income. Series A pursues its investment objective by investing in securities and financial instruments to gain exposure to the global equity, global fixed income and cash equivalents markets, including global currencies. The investment objective of Series G is to provide long-term capital appreciation. Series G pursues its investment objective by investing in equity securities of issuers economically tied to a number of countries throughout the world, excluding the US. The investment objective of Series M is to seek total return consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series S is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Series S pursues its investment objective by investing in equity securities of US small capitalization companies. The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in securities, financial instruments and affiliated investment companies to gain exposure to certain sectors of the fixed income market.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied

108

SMA Relationship Trust
Notes to financial statements (unaudited)

by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of investments—Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities and instruments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security

109

SMA Relationship Trust
Notes to financial statements (unaudited)

or instrument is valued at fair value determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (”NYSE”).

Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund’s net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US

110

SMA Relationship Trust
Notes to financial statements (unaudited)

dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the value of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented

111

SMA Relationship Trust
Notes to financial statements (unaudited)

for annual and interim periods beginning after December 15, 2009. The disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, have been implemented for the interim period beginning after December 15, 2010.

In April 2011, the FASB issued Accounting Standards Update No. 2011-03 (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements, including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of this change and its impact on the financial statements.

In May 2011, FASB issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their

112

SMA Relationship Trust
Notes to financial statements (unaudited)

derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives as disclosed in each Fund’s Portfolio of investments is representative of the volume of derivatives outstanding during the six months ended June 30, 2011, except for forward foreign currency contracts for SMA Relationship Trust—Series A, for which the average volume during the six month period was greater than at period end. SMA Relationship Trust—Series A is a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements); however, the Funds are not aware of any additional credit-risk contingent features on other derivative contracts held by the Funds.

Disclosure of derivatives by underlying risk for each Fund as of and for the period ended June 30, 2011 is as follows:

SMA Relationship Trust—Series A

Asset derivatives

				Foreign
	Interest	Equity	Credit	exchange
	rate risk	risk	risk	risk	Total

Forward contracts[1]	$—	$—	$—	$309,608	$309,608

Options purchased[1]	—	1,125,500	—	0	1,125,500

Swap agreements[1]	126,660	—	110,604	—	237,264

Total value	$126,660	$1,125,500	$110,604	$309,608	$1,672,372

[1]	Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts, Options purchased are shown within Investments in securities of unaffiliated issuers, at value and Outstanding swap agreements, at value.

113

SMA Relationship Trust
Notes to financial statements (unaudited)

SMA Relationship Trust—Series A

Liability derivatives

			Foreign
	Interest	Equity	exchange
	rate risk	risk	risk	Total

Forward contracts[1]	$—	$—	$(579,619)	$(579,619)

Futures contracts[2]	(92,588)	(845,106)	—	(937,694)

Options written[1]	—	(202,768)	(2,165)	(204,933)

Swap agreements[1]	(311,217)	—	—	(311,217)

Total value	$(403,805)	$(1,047,874)	$(581,784)	$(2,033,463)

[1]	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts, Options written, at value and Outstanding swap agreements, at value.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the period ended June 30, 2011, were as follows:

SMA Relationship Trust—Series A

				Foreign
	Interest	Equity	Credit	exchange
	rate risk	risk	risk	risk	Total

Net realized gain (loss)[1]
Forward contracts	$—	$—	$—	$(1,061,236)	$(1,061,236)

Futures contracts	20,958	(1,230,959)	—	—	(1,210,001)

Options purchased[3]	(73,686)	(47,074)	—	(41,986)	(162,746)

Options written	(328,858)	35,028	—	41,986	(251,844)

Swap agreements	25,114	—	339,475	—	364,589

Total net realized gain (loss)	$(356,472)	$(1,243,005)	$339,475	$(1,061,236)	$(2,321,238)

Net change in unrealized appreciation/depreciation[2]

Forward contracts	$—	$—	$—	$(8,417)	$(8,417)

Futures contracts	(87,020)	(673,333)	—	—	(760,353)

Options purchased[3]	60,977	264,315	—	9,789	335,081

Options written	239,702	(51,643)	—	4,898	192,957

Swap agreements	(222,975)	—	(256,557)	—	(479,532)

Total net change in unrealized appreciation/depreciation	$(9,316)	$(460,661)	$(256,557)	$6,270	$(720,264)

114

SMA Relationship Trust
Notes to financial statements (unaudited)

[1]	Statement of operations location: Net realized gain (loss) on forward contracts, futures contracts, options written and swap agreements.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on forward contracts, futures contracts, options written and swap agreements.
[3]	Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and net change in unrealized appreciation/depreciation on investments.

SMA Relationship Trust—Series T

Asset derivatives

	Interest	Credit
	rate risk	risk	Total

Futures contracts[1]	$33,535	$—	$33,535

Swap agreements[2]	—	3,730	3,730

Total value	$33,535	$3,730	$37,265

[1]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.
[2]	Statement of assets and liabilities location: Outstanding swap agreements, at value.

SMA Relationship Trust—Series T

Liability derivatives

	Interest	Credit
	rate risk	risk	Total

Futures contracts[1]	$(44,664)	$—	$(44,664)

Swap agreements[2]	—	(18,020)	(18,020)

Total value	$(44,664)	$(18,020)	$(62,684)

[1]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.
[2]	Statement of assets and liabilities location: Outstanding swap agreements, at value.

115

SMA Relationship Trust
Notes to financial statements (unaudited)

Activities in derivative instruments during the period ended June 30, 2011, were as follows:

SMA Relationship Trust—Series T

			Foreign
	Interest	Credit	exchange
	rate risk	risk	risk	Total

Net realized gain (loss)[1]
Forward contracts	$—	$—	$(35,178)	$(35,178)

Futures contracts	84,032	—	—	84,032

Swap agreements	—	(1,946)	—	(1,946)

Total net realized gain (loss)	$84,032	$(1,946)	$(35,178)	$46,908

Net change in unrealized appreciation/depreciation[2]

Futures contracts	$(11,129)	$—	$—	$(11,129)

Swap agreements	—	9,001	—	9,001

Total net change in unrealized appreciation/depreciation	$(11,129)	$9,001	$—	$(2,128)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and swap agreements.

B. Restricted securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s Portfolio of investments.

C. Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are

116

SMA Relationship Trust
Notes to financial statements (unaudited)

amortized as adjustments to interest income and the identified cost of investments.

D. Foreign currency translation—The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of a Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund’s portfolio are presented at the foreign exchange rates at the end of a Fund’s fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts—A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds (except Series M) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund

117

SMA Relationship Trust
Notes to financial statements (unaudited)

enters into a non-cash settled forward contract to sell an amount of foreign currency, its custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract’s full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the net amount owed (the unrealized loss) by the Fund. If the assets placed in the account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts—Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, to manage the average duration of the Fund, or either as a hedge or to enhance the Funds’ overall total return, income or gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

118

SMA Relationship Trust
Notes to financial statements (unaudited)

G. Securities traded on to-be-announced basis—Series A and Series T may from time to time purchase mortgage-backed securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds’ records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements—The Funds may engage in swap agreements, including but not limited to interest rate, currency and total return swap agreements. Series A, Series M and Series T may also engage in credit default swaps. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Each Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap agreement is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the

119

SMA Relationship Trust
Notes to financial statements (unaudited)

counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return or payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2011 for which a Fund is the seller of protection are disclosed under the section “Credit default swaps on credit indices—sell protection” and “Credit default swaps on corporate issues—sell protection” in the Portfolio of investments. These potential amounts would be partially offset by any recovery

120

SMA Relationship Trust
Notes to financial statements (unaudited)

values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Funds would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

I. Option writing—Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related

121

SMA Relationship Trust
Notes to financial statements (unaudited)

to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options—Certain Funds may purchase put and call options on foreign or US securities and indices and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Dividends and distributions—It is each Fund’s policy to distribute its respective net investment income, if any, monthly, except for Series A, Series G and Series S, which will distribute their respective net investment income, if any, annually. The Funds will distribute their respective net capital gains, if any, typically in December. The Funds may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amounts of dividends from net investment income and distributions from net realized capital gains and/or return

122

SMA Relationship Trust
Notes to financial statements (unaudited)

of capital are determined in accordance with US federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

L. Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

M. Commission recapture program—Series A, Series G and Series M participate in a brokerage commission recapture program, whereby the Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture

123

SMA Relationship Trust
Notes to financial statements (unaudited)

program is directed exclusively to the Fund. For the period ended June 30, 2011, the following Funds recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investment activities:

Fund	Amount

Series G	$10,922

2. Investment advisory and administration fees and other transactions with affiliates
The Funds’ Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM under which UBS Global AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS Global AM for investment advisory services provided by UBS Global AM.

UBS Global AM (not the Funds) pays all ordinary operating expenses, excluding extraordinary expenses, incurred by the Funds.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. Investments in affiliated investment companies for the period ended June 30, 2011 have been included near the end of each Fund’s Portfolio of investments.

3. Purchases and sales of securities
For the period ended June 30, 2011, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

		Sales
Fund	Purchases	proceeds

Series A	$3,715,536	$4,077,559

Series G1	269,330,682	27,211,669

Series M	161,366,442	144,182,955

Series S2	75,375,263	16,777,709

Series T	144,663,768	154,712,219

[1]	For the period May 6, 2011 (commencement of operations) through June 30, 2011.
[2]	For the period May 2, 2011 (commencement of operations) through June 30, 2011.

124

SMA Relationship Trust
Notes to financial statements (unaudited)

For the period ended June 30, 2011, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

		Sales
Fund	Purchases	proceeds

Series T	$51,136,740	$51,091,911

4. Federal income taxes
It is each Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended December 31, 2010 were as follows:

	2010

	Distributions paid		Total
	from ordinary	Return of	distributions
Fund	income	capital	paid

Series A	$712,678	$—	$712,678

Series M	7,751,364[1]	—	7,751,364

Series T	8,781,486	300,917	9,082,403

[1]	$7,710,679 considered tax exempt.

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust’s fiscal year ending December 31, 2011.

125

SMA Relationship Trust
Notes to financial statements (unaudited)

At December 31, 2010, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates—December 31,

Fund	2014	2015	2016	2017	2018

Series A	$—	$—	$—	$10,658,528	$2,929,233

Series M	—	—	13,375,210	10,396,958	—

Series T	1,783,640	—	109,991,161	115,570,788	21,332,904

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended December 31, 2010, Series A incurred, and elected to defer, $158,375 of net realized foreign currency losses; Series M incurred, and elected to defer, $746,950 of net realized capital losses and Series T incurred, and elected to defer, $4,956,718 of net realized capital losses.

As of and during the period ended June 30, 2011, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the period ended June 30, 2011, the Funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

126

SMA Relationship Trust
Notes to financial statements (unaudited)

Each of the tax years in the four year period ended December 31, 2010, remains subject to examination by the Internal Revenue Service and state taxing authorities.

5. Shares of beneficial interest
For the period ended June 30, 2011 and the year ended December 31, 2010, transactions in shares of beneficial interest for each of the Funds were as follows:

	Period ended June 30, 2011

			Net increase
			(decrease) in
		Shares	shares
Fund	Shares sold	repurchased	outstanding

Series A	1,327,635	(999,725)	327,910

Series G1	25,216,703	(662,940)	24,553,763

Series M	5,903,805	(4,965,784)	938,021

Series S2	7,521,323	(1,492,059)	6,029,264

Series T	7,353,325	(10,795,821)	(3,442,496)

[1]	For the period May 6, 2011 (commencement of operations) through June 30, 2011.
[2]	For the period May 2, 2011 (commencement of operations) through June 30, 2011.

	Year ended December 31, 2010

			Net increase
			(decrease) in
		Shares	shares
Fund	Shares sold	repurchased	outstanding

Series A	1,771,651	(1,233,434)	538,217

Series M	7,090,142	(6,989,495)	100,647

Series T	8,193,921	(10,522,710)	(2,328,789)

127

SMA Relationship Trust
General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures record
You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

128

SMA Relationship Trust
Board approval of investment advisory agreements (unaudited)

At the meeting of the Board of Trustees (the “Board”) of SMA Relationship Trust (the “Trust”), held on June 9 and 10, 2011 (the “Meeting”), the Board, consisting entirely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Trustees”), considered the continuation of the investment advisory agreements (the “Advisory Agreements”) between the Trust and the Advisor for Series A, Series M and Series T (each a “Fund,” and together, the “Funds”). Prior to the Meeting, the Independent Trustees’ counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 23, 2011, June 9, 2011 and June 10, 2011, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. (“Lipper Reports”), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent, and quality of services—In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the

129

SMA Relationship Trust
Board approval of investment advisory agreements (unaudited)

Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds’ investment performance and investment strategies.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust including administration services provided by the Advisor and underwriting services provided by UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”). The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund’s shareholders.

Performance—In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe for various time periods. In reviewing the Lipper Reports, the Board noted that Series M and Series T had each appeared in one of the top three performance quintiles for the one-year performance period. At the Board’s request, the Advisor addressed the performance data for Series A, which had appeared in the lowest performance quintile for the one-year period.

In explaining the performance of Series A, the Advisor discussed the factors that had affected the short-term and longer-term performance of the Fund. The Advisor explained that after the market turmoil in 2008, the Advisor implemented strategy enhancements to provide more protection for the Fund against downside risk in

130

SMA Relationship Trust
Board approval of investment advisory agreements (unaudited)

order to further the Fund’s goal of providing positive returns in a variety of market environments. The Advisor stated that during the one-year performance period, the Fund’s more conservative stance with respect to risk may have impacted the performance of Series A relative to its peers. The Advisor also described for the Board the modifications that had been made to the security selection process for Series A, which management believes will enhance the Fund’s performance.

The Board concluded that the Advisor’s explanations provided a sound basis for understanding the performance of Series A in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor’s efforts to address the underperformance issues of Series A.

Costs and expenses—The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements and that the Advisor assumes all the ordinary operating expenses for the Funds.

Profitability—In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Funds, including the investment by wrap fee clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor’s affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale—The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board

131

SMA Relationship Trust
Board approval of investment advisory agreements (unaudited)

concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because each Fund was not charged an advisory fee under its Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

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136

Trustees
Frank K. Reilly	John J. Murphy
Chairman
Edward M. Roob
Adela Cepeda
Abbie J. Smith
Shawn Lytle
J. Mikesell Thomas

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
One North Wacker Drive
Chicago, IL 60606-2807

The financial information included herein is taken from the records of the Funds without examination by independent registered public accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

© 2011 UBS Global Asset Management (Americas) Inc. All rights reserved.

© 2011 UBS Global Asset Management (Americas) Inc.
UBS Global Asset Management (Americas) Inc. is a
subsidiary of UBS AG.
All rights reserved.
August 2011

www.ubs.com/globalam-us

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.
(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the SMA Relationship Trust, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2011

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	September 8, 2011